                                                                    EXHIBIT 10.7


                                 LEASE AGREEMENT
                                    (NNN R&D)
                             BASIC LEASE INFORMATION



Lease Date:                              June 21, 1999

Landlord:                                Legacy-RECP Sorrento OPCO, LLC,
                                         a Delaware limited liability company

Landlord's Address:                      c/o Legacy Partners Commercial, Inc.
                                         6480 Weathers Place, Suite 245
                                         San Diego, CA 92121

Tenant:                                  NETPARTNERS INTERNET SOLUTIONS, Inc.,
                                         a Delaware corporation

Tenant's Address:                        10240 Sorrento Valley Road, Suite 200
                                         San Diego, CA 92121

Premises:                                Approximately 41,259 rentable square feet as shown on Exhibit A

Premises Address:                        10240 Sorrento Valley road, 1st (Storage Room), 2nd (All) and
                                         3rd (All) Floors,
                                         San Diego, CA 92121

                                         Building [10240]: Approximately 65,217 rentable square feet
                                         Lot (Building's tax parcel):  APN 343-130-17
                                         Park [Legacy Creekside]:  Approximately 122,172 rentable
                                         square feet

Term:                                    September 1, 1999 ("Commencement Date"), through
                                         August 31, 2002 ("Expiration Date")

Base Rent (P. 3):                        Fifty-four Thousand Four Hundred Sixty-two Dollars ($54,462.00)
                                         per month

Adjustments to Base Rent:                September 1, 2000 to August 31, 2001:  $56,640.00 per month
                                         September 1, 2001 to August 31 2002:  $58,906.00 per month

Security Deposit (P. 41):                Fifty-four thousand Four Hundred Sixty-two Dollars ($54,462.00)

Letter of Credit (P. 4):                 Two Hundred Seventy-one Thousand Four Hundred Sixty-five Dollars
                                         ($271,465.00) as further described in Section 4 of the Lease.

*Tenant's Share of Operating
Expenses (P. 6.1):                       63.3% of Building 10240 and 33.8% of the Park
*Tenant's Share of Tax
Expenses (P. 6.2):                       33.8% of the Park
*Tenant's Share of Common Area
Utility Costs (P. 7):                    33.8% of the Park
*Tenant's Share of Utility
Expenses (P. 7):                         63.3% of Building 10240 and 33.8% of the Park


*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

Permitted Uses P. 9:                     General office, software development and customer support, but only to the extent permitted by the City of San Diego
                                         and all agencies and governmental authorities having
                                         jurisdiction thereof.

Unreserved                               One hundred sixty (160) spaces, consisting of one (1) reserved
Parking Spaces:                          space designated for Tenant's Employee of the Month, and one hundred fifty-nine (159) non-exclusive and non-designated
                                         spaces.

Broker (P. 38):                          CB Richard Ellis for Tenant Colliers International for Landlord

Exhibits:                                Exhibit A -    Premises, Building, Lot and/or Park
                                         Exhibit B -    Tenant Improvements
                                         Exhibit C -    Rules and Regulations
                                         Exhibit D -    Intentionally Omitted
                                         Exhibit E -    Hazardous Materials Disclosure Certificate - Example
                                         Exhibit F -    Change of Commencement Date - Example
                                         Exhibit G -    Tenant's Initial Hazardous Materials Disclosure Certificate
                                         Exhibit H -    Sign Criteria

Addenda:                                 Addendum 1:  Option to Extend the Lease
                                         Addendum 2:  Right of First Refusal

                                TABLE OF CONTENTS


Section                                                                             Page
-------                                                                             ----
1.      Premises......................................................................5
2.      Adjustment of Commencement Date; Condition of the Premises....................5
3.      Rent..........................................................................5
4.      Collateral for Performance of Lease Obligations...............................6
5.      Tenant Improvements...........................................................7
6.      Additional Rent...............................................................7
7.      Utilities....................................................................10
8.      Late Charges.................................................................11
9.      Use of Premises..............................................................12
10.     Alterations and Additions; and Surrender of Premises.........................12
11.     Repairs and Maintenance......................................................13
12.     Insurance....................................................................14
13.     Waiver of Subrogation........................................................15
14.     Limitation of Liability and Indemnity........................................15
15.     Assignment and Subleasing....................................................16
16.     Ad Valorem Taxes.............................................................17
17.     Subordination................................................................18
18.     Right of Entry...............................................................18
19.     Estoppel Certificate.........................................................18
20.     Tenant's Default.............................................................19
21.     Remedies for Tenant's Default................................................19
22.     Holding Over.................................................................21
23.     Landlord's Default...........................................................21
24.     Parking......................................................................21
25.     Sale of Premises.............................................................21
26.     Waiver.......................................................................21
27.     Casualty Damage..............................................................22
28.     Condemnation.................................................................22
29.     Environmental Matters/Hazardous Materials....................................22
30.     Financial Statements.........................................................25
31.     General Provisions...........................................................25
32.     Signs........................................................................26
33.     Mortgage Protection..........................................................27
34.     Quitclaim....................................................................27
35.     Modifications of Tenant......................................................27
36.     Warranties of Tenant.........................................................27
37.     Compliance with Americans with Disabilities Act..............................27
38.     Brokerage Commission.........................................................28
39.     Quiet Enjoyment..............................................................28
40.     Landlord's Ability to Perform Tenant's Unperformed Obligations...............28
41.     Security Deposit.............................................................28
42.     Satellite Dish...............................................................29
43.     Attendant on First Floor of Building.........................................30

                                 LEASE AGREEMENT


Date: This Lease is made and entered into as of the Lease Date set forth on Page 1. The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.


1.      PREMISES

        Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Landlord hereby grants to Tenant a license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of the Premises, the Building, the Lot and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information on Page 1. Tenant hereby acknowledges that the rentable square footage of the Premises may include a proportionate share of certain areas used in common by all occupants of the Building and/or the Park (for example an electrical room or telephone room). Tenant further agrees that the number of rentable square feet of the Building, the Lot and the Park may subsequently change after the Lease Date commensurate with any physical modifications to any of the foregoing by Landlord resulting from condemnation, casualty, or rehabilitation of the Building, the Lot, or the Park, and Tenant's Share shall accordingly change.

2.      ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES

        2.1 If Landlord cannot deliver possession of the Premises on the Commencement Date, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided, the Lease Term and the obligation to pay Rent shall commence on the date possession is tendered and the Expiration Date and the dates for the adjustments to Base Rent shall be extended commensurately. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date specified in the Base Lease Information, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the actual commencement date, expiration date, the date on which Tenant is to commence paying Rent, and the dates for the adjustments to Base Rent. The work "Term" whenever used herein refers to the initial term of this Lease and any extension thereof. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in good condition and state of repair; however Landlord shall deliver the Premises with the existing building operating systems including electrical, mechanical and plumbing systems in good working condition as of the Commencement Date of the Lease and Tenant shall have a review period of thirty (30) days to confirm such condition. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Tenant's business, Tenant's intended use of the Premises or for any other purpose.

        2.2 Landlord shall permit Tenant to access the Premises for the sole purposes of installing telephone and computer wiring and systems, and installing cubicles on August 1, 1999 (prior to the Commencement Date) and such access shall be at Tenant's sole risk and subject to all provisions of this Lease, including, but not limited to, the requirement to pay the Security Deposit and deliver to Landlord the Letter of Credit, and to obtain the insurance required pursuant to this Lease and to delivery insurance certificates as required herein. In addition to the foregoing, Landlord shall have the right to impose such additional reasonable conditions on Tenant's early entry as Landlord shall deem appropriate. Tenant shall not be reasonable for paying Base Rent or Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, or Utility Expenses during such early access period. However, if, at any time, Tenant is in default of any term, condition or provision of this Lease, any such waiver by Landlord of Tenant's requirement to pay rental payments shall be null and void and Tenant shall immediately pay to Landlord all rental payments so waived by Landlord.

3.      RENT

        On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Base

Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease. Tenant agrees to pay Landlord, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent specified in the Basic Lease Information, payable in advance at Landlord's address specified in the Basic Lease Information on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent set forth in the Basic Lease Information, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. Tenant shall also pay to Landlord as Additional Rent hereunder, within ten (10) days after receipt of Landlord's written demand therefor, any and all costs and expenses incurred by Landlord to enforce the provisions of this Lease, including, but not limited to, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Tenant shall otherwise perform all other obligations of Tenant required hereunder, except Tenant shall not be responsible for paying Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, or Utility Expenses during the early access period described in
Section 2.2 above. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.

4.      COLLATERAL FOR PERFORMANCE OF LEASE OBLIGATIONS

        Prior to Tenant's early access under Section 2.2, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, an irrevocable and unconditional negotiable letter of credit, in the form and containing the terms required herein, payable in the City of San Diego, California running in favor of Landlord issued by a solvent bank under the supervision of the Superintendent of Banks of the State of California, or a National Banking Association, in the original amount of Two Hundred Seventy-one Thousand Four Hundred Sixty-five Dollars ($271,465,000) (the "Letter of Credit"). The Letter of Credit shall be (a) at sight and irrevocable, (b) except as set forth in this
Section 4, maintained in effect, whether through replacement, renewal or extension, for the entire Lease Term (the "Letter of Credit Expiration Date") and Tenant shall delivery a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (c) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commence Publication #500, (d) acceptable to Landlord in its sole discretion, (e) fully assignable by Landlord by amendment thereto in accordance with customary letter of credit practice, and (f) permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's reasonable discretion, and shall provide, among other things, in effect that:
(1) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) statement that such (A) amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord or its managing agent by a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity), and (B) an event of default has occurred under this Lease and all applicable notice and care periods have elapsed; (2) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (3) in the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable), to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord. If, as a result of any such application of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than Two Hundred Seventy-one Thousand Four Hundred Sixty-five Dollars ($271,465.00), Tenant shall within five
(5) days thereafter provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount of Two Hundred Seventy-one Thousand Four Hundred Sixty-five Dollars

($271,465.00) and each such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 4, and if Tenant fails to do so, the same shall constitute an incurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than twenty
(20) days prior to the expiration thereof), which shall be irrevocable and automatically renewable as above provided through the Letter of Credit Expiration Date upon the same terms as the expiring letter of credit or such other terms as may be acceptable to Landlord in its reasonable discretion. However, if the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and terms set forth in this Section 4, Landlord shall have the right to present such Letter of Credit to the bank in accordance with terms of this Section 4, and the entire sum evidenced thereby shall be paid to and held by Landlord as collateral for performance of all Tenant's obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease. If there shall occur a default under this Lease as set forth in Section 20 of this Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or (iii) intended to serve as a "security deposit" within the meaning of such Section 1950.7. The parties hereto (x) recite that the Letter of Credit is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy to the Letter of Credit and (y) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the expiration of each six (6) month period thereafter, provided Tenant is not then in default under this Lease, Tenant shall have the right to reduce the amount of the Letter of Credit by an amount equal to Fifty-Four Thousand Two Hundred Ninety-Three Dollars ($54,293.00), if and when Tenant provides to Landlord financial statements in the form required by Section 30 of this Lease which demonstrate, over the previous three (3) calendar quarters, that the quotient of the following, on a percentage basis, equals or exceeds eight percent (8%): Tenant's EBITDA (Earnings Before Interest, Taxes and Depreciation), divided by Tenant's gross revenues.

5.      TENANT IMPROVEMENTS

        Tenant hereby accepts the Premises as suitable for Tenant's intended use and as being in good operating order, condition and repair, "AS IS", except as specified in Exhibit B attached hereto. Landlord or Tenant, as the case may be, shall install and construct the Tenant Improvements (as such term is defined in Exhibit B hereto) in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B. Landlord and Tenant hereby agree to and shall be bound by the terms, conditions and provisions of Exhibit B. Tenant acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has may any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidental thereto. Any exception to the foregoing provisions must be made by express written agreement by both parties.

6.      ADDITIONAL RENT

        It is intended by Landlord and Tenant that this Lease be a "triple net lease." The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

        6.1 OPERATING EXPENSES: In addition to the Base Rent set forth in
Section 3, Tenant shall pay Tenant's Share, which is specified in the Base Lease Information, of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to in the Basic Lease Information. The amount of Tenant's Share of Operating Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. These Operating Expenses may include, but are not limited to:

            6.1.1 Landlord's cost of repairs to, and maintenance of, the roof, the roof membrane and the exterior walls of the Building;

            6.1.2 Landlord's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The term "Common Area" shall mean all areas and facilities within the Park exclusive of the Promises and the other portions of the Park leasable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, landscaped areas and similar areas and facilities;

            6.1.3 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Areas), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six
(6) months commencing on the date of loss, and subject to the provisions of
Section 27 below, any deductible;

            6.1.4 Landlord's cost of: (i) modifications and/or new improvements to the Building, the Common Areas and/or the Park occasioned by any rules, laws or regulations effective subsequent to the date on which the Building was originally constructed, but excluding Landlord's cost of modifications and/or new improvements to the Building, the Common Areas and/or the Park required by the Americans with Disabilities Act as in effect as of the date of the Lease;
(ii) reasonable necessary replacement improvements to the Building, the Common Areas and the Park after the Commencement Date; and (iii) new improvements to the Building, the Common Areas and/or the Park that reduce operating costs or improve life/safety conditions, all as reasonably determined by Landlord, in its sole discretion; provided, however, if any of the foregoing are in the nature of capital improvements, then the cost of such capital improvements shall be amortized on a straight-line basis over a reasonable period, which shall not be less than the lesser of fifteen (15) years or the reasonable estimated useful life of such modifications, new improvements or replacement improvements in question (at an interest rate as reasonable determined by Landlord), and Tenant shall pay Tenant's Share of the monthly amortized portion of such costs (including interest charges) as part of the Operating Expenses herein;

            6.1.5 If Landlord reasonably elects to so procure, Landlord's cost of preventative maintenance, and repair contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, lifts for disabled persons as required by law, and trash or refuse collection;

            6.1.6 Landlord's cost of security and fire protection services for the Building and/or the Park, as the case may be, if in Landlord's sole discretion such services are provided;

            6.1.7 Intentionally Omitted;

            6.1.8 Intentionally Omitted;

            6.1.9 Landlord's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park;

            6.1.10 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below;

            6.1.11 Landlord's cost for the management and administration of the Premises, the Building and/or Park or any part thereof, including, without limitation, a property management fee, accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Park or off-site, payroll taxes and legal and accounting costs and all fees, licenses and permits related to the ownership, operation and management of the Park. Landlord covenants that said costs shall be allocated uniformly throughout the Park, and shall not be in excess of those costs charged by unaffiliated third-party management companies in the San Diego area;

            6.1.12 In the event Landlord elects, at Landlord's sole discretion, to employ (or contract with a vendor for) a concierge for the Building (which concierge shall perform such services for the Building as Landlord shall reasonably request of such concierge), Landlord's cost of providing such concierge, including without limitation, vendor charges, salary costs, employment taxes, health insurance costs and other costs typically incurred in the employment of personnel; and

            6.1.13 Despite anything to the contrary in this Lease, the following items shall be excluded from the calculation of Operating Expenses, and Tenant shall not have a responsibility for any portion of the cost thereof:

               (a) Cost of repairs or other work occasioned by the exercise of right of eminent domain;

               (b) Leasing considerations, attorneys' fees, costs and disbursements and other expenses which are incurred in connection with negotiations or disputes with tenants, other occupants or prospective tenants;

               (c) Cost of renovating or otherwise improving or decorating, painting or redecorating leased space for tenants or other occupants or vacant tenant space, other than ordinary maintenance provided to all tenants, except in all Common Areas;

               (d) If applicable, Landlord's costs of electricity and other services sold separately to tenants for which Landlord is entitled to be reimbursed by such tenants as an additional charge over and above the Base Rent and Operating Expenses or other rental adjustments payable under the Lease with such tenant, and domestic water submetered and separately billed to tenants;

               (e) Depreciation;

               (f) Costs incurred due to violation by Landlord or any tenant of the terms and conditions of any lease;

               (g) Overhead and profit paid to subsidiaries or affiliates of Landlord for services on or to the Building and/or Premises, to the extent only that the costs of such services exceed competitive costs for such services were they not so rendered by a subsidiary or affiliate;

               (h) Ground rents, principal payments, or any interest expense on any loans secured by mortgages placed upon the Building and Lot (or a leasehold interest therein);

               (i) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord, except to the extent that such compensation exceeds the revenue earned from such commercial concession. In such event, the revenue earned from such commercial concession shall first be applied to the cost of such compensation;

               (j) Any particular items and services for which Tenant otherwise reimburses Landlord by direct payment over and above Base Rent and Operating Expenses;

               (k) Advertising and promotional expenditures;

               (l) Any fines or penalties incurred due to violations by Landlord of any governmental law, ordinance, rule or authority;

               (m) Any expense for which Landlord is compensated through proceeds of insurance; and

               (n) Expenses in connection with services or other benefits of a type which Tenant is not entitled to receive under the Lease but which are provided to another tenant or occupant.

        6.2 TAX EXPENSES: In addition to the Base rent set forth in Section 3, Tenant shall pay its share, which is specified in the Basic Lease Information, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. The amount of Tenant's Share of Tax Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant shall also pay one hundred percent (100%) of any increase in real property taxes attributable, in Landlord's reasonable discretion, to any and all alterations, Tenant Improvements or other improvements of any kind, which are above standard improvements customarily installed for similar buildings located within the Building or the Park (as applicable), whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payment under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building, the Lot or the Park, as against Landlord's right to rent, or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord.

        6.3 PAYMENT OF EXPENSES: Landlord shall reasonably estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first (1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

        6.4 ANNUAL RECONCILIATION: By June 30th of each calendar year, or as soon thereafter as reasonably possible, Landlord shall furnish Tenant with an accounting of actual Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant together with such accounting. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit, provided Landlord delivers such accounting described herein. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon a practicable thereunder. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses, including without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's



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

right to collect any of Tenant's underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

        6.5 AUDIT: After delivery to Landlord of at least twenty (20) days prior written notice Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents. Landlord and Tenant shall use their best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.

        6.6 AFTER-HOURS HVAC: Landlord shall install at its expense equipment to enable Tenant to activate and control heating, air conditioning and/or ventilation to the Premises during all hours which are non-building standard hours for operation ("After-Hours HVAC"). Heating, air conditioning and/or ventilation utilized at anytime outside of the hours of 7:00 a.m. to 6:00 p.m. on Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturday (including legal holidays) shall be considered After-Hours HVAC use. Tenant shall pay to Landlord within ten (10) days of Landlord's written demand therefor, as additional rent
(i) Landlord's actual cost of supplying such After-Hours HVAC, plus (ii) an amount reasonably determined by Landlord to be the depreciation and ordinary wear-and-tear of the HVAC system attributable to Tenant's additional usage of such system, plus an amount equal to fifteen percent (15%) of (i) and (ii) above as Landlord's administrative fee. As of the date of this Lease, the cost for After-Hours HVAC use is estimated to be $15.18 per hour, but is subject to change as reasonably determined by Landlord.

7. UTILITIES

        Utility Expenses, Common Area Utility Costs and all other sums or charges set forth in this Section 7 are considered part of Additional Rent. In addition to the Base Rent set forth in Section 3 hereof, Tenant shall pay the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Tenant. Tenant shall also pay Tenant's Share (as set forth in the Basic Lease Information) of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated, including, without limitation, entitlement fees, allocation unit fees, and/or similar fees or charges, and any penalties related thereto. For any such utility fees or use charges that are not billed or metered separately to Tenant, including without limitation, electricity serving the Premises and water and refuse pick up charges. Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises in relation to the size of the Building and/or Park and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses"). If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. In addition, Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease and any reconciliation thereof shall be substantially in the same manner as specified
Section 6.4 above. The amount of Tenant's Share of Common Area Utility Costs shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building or the Park, and Tenant shall in no event be excused or relieved from any covenant or



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

obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof. Notwithstanding anything to the contrary contained herein, if permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company shall be referred to herein as an "Alternate Service Provider") other than the company or companies presently providing electricity service for the Building or the Park (the "Electric Service Provider") or continue to contract for service from the Electric Service Provider, at Landlord's sole discretion. Tenant hereby agrees to cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises. In the event any of the utility services essential to the use and occupancy of the Premises shall be interrupted (such that any of such services shall not be available for Tenant's use and occupancy of the Premises) for a period in excess of thirty (30) days, such interruption shall not have been caused in whole or in part by the acts or omissions of Tenant or Tenant's Representatives, such interruption shall not have been the result of or arise out of a Casualty or Condemnation contained within the terms of Sections 27 or 28, such interruption shall have had a material and adverse effect on Tenant's use and occupancy of the Premises and the business interruption insurance required to be carried by Tenant hereunder shall have been exhausted by such interruption or such business interruption insurance shall not cover such utility interruption, Tenant shall receive an abatement of one (1) day of Base Rent for each day subsequent to the expiration of such thirty (30) day period that such utility interruption continues and the Term of this Lease shall be extended by one (1) day for each day of such abatement. Tenant shall not be entitled to any abatement or to exercise any termination rights based on such interruption in the event Tenant is in default of this Lease.

8.      LATE CHARGES

        Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the fifth day of each month or any time thereafter) by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord within five (5) days of when due, Tenant shall promptly pay to Landlord all of the following, as applicable: (a) an additional sum equal to five percent (5%) of such delinquent amount plus interest on such delinquent amount at the rate equal to the prime rate plus three percent (3%) for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid,
(b) the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Tenant, (c) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

9.      USE OF PREMISES

        9.1 COMPLIANCE WITH LAWS, RECORDED MATTERS, AND RULES AND REGULATIONS:
The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted



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

under the provisions of Section 29 below, (ii) does not require any additional parking in excess of the parking spaces already licensed to Tenant pursuant to the provisions of Section 24 of this Lease, and (iii) is compatible and consistent with the other uses then being made in the Park and in other similar types of buildings in the vicinity of the Park, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively the "Laws"), (b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions, and any supplements thereto, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof (collectively, the "Recorded Matters") and (c) any and all rules and regulations set forth in Exhibit C, attached to and made a part of this Lease, and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Building and the Park (collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or alterations to the Premises, Building, the Common Areas and/or the Park occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of the Premises or alterations, improvements or additions made to the Premises regardless of when such Laws became effective.

        9.2 PROHIBITION ON USE: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Building, the Lot or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the area or injure or annoy or use or allow the Premises to be used for any unlawful or objectionable purpose, as determined by Landlord, in its reasonable discretion, for the benefit, quiet enjoyment and use by Landlord and all other tenants or occupants of the Building or other buildings in the Park; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Area including but not limited to, any offensive odors noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies personal property or other items or goods outside of the Premises for any period of time. Tenant shall not permit any non-service animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, expect for any non-refuse or other such materials, or allow such to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters or in any enclosed trash areas provided. Tenant shall honor the terms of all Recorded Matters relating to the Premises, the Building, the Lot and/or the Park Tenant shall honor the Rules and Regulations. If Tenant fails to comply with such Laws, Recorded Matters, Rules and Regulations or the provisions of this Lease, Landlord shall have the right to collect from Tenant a reasonable sum as a penalty, in addition to all rights and remedies of Landlord hereunder including, but not limited to, the payment by Tenant to Landlord of all Enforcement Expenses and Landlord's costs and expenses, if any, to cure any of such failures of Tenant, if Landlord, at its sole option, to undertake such cure.

10. ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES

        10.1 ALTERATIONS AND ADDITIONS: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord, which





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

consent shall not be unreasonably withheld, conditioned, or delayed. If any such alteration or addition is expressly permitted by Landlord, Tenant shall deliver at least fifteen (15) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and delivery a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor approved by Landlord, at Tenant's sole expense in compliance with applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant.

        10.2 SURRENDER OF PREMISES: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with the fixtures (other than trade fixtures), additions and improvements which Landlord has notified Tenant, in writing, that Landlord will require Tenant not to remove, to Landlord in good condition and repair (including, but not limited to, replacing all light bulbs and ballasts not in good working condition) and in the condition in which the Premises existed as of Commencement Date, except for casualty under Section 27 or reasonable wear and tear. Reasonable wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains of any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant or Tenant otherwise performing all of its obligations under this Lease. Upon such termination of this Lease, Tenant shall remove all tenant signage, trade fixtures, furniture, furnishings, personal property, additions, and other improvements unless Landlord requests, in writing, that Tenant not remove some or all of such fixtures (other than trade fixtures), additions or improvements installed by, or on behalf of Tenant or situated in or about the Premises. By the date which is twenty (20) days prior to such termination of this Lease, Landlord shall notify Tenant in writing of those fixtures (other than trade fixtures), alterations, additions and other improvements which Landlord shall require Tenant not to remove from the Premises. Tenant shall repair any damage caused by the installation or removal of such signs, trade fixtures, furniture, furnishings, fixtures, additions and improvements which are to be removed from the Premises by Tenant hereunder. If Landlord fails to so notify Tenant at least twenty (20) days prior to such termination of this Lease, then Tenant shall remove all tenant signage, alterations, furniture, furnishings, trade fixtures, additions and other improvements (other than the Tenant Improvements) installed in or about the Premises by, or on behalf of Tenant. Tenant shall ensure that the removal of such items and the repair of the Premises will be completed prior to such termination of this Lease.

11.     REPAIRS AND MAINTENANCE

        11.1 TENANT'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for those portions of the Building to be maintained by Landlord, as provided in Sections
11.2 and 11.3 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises in good, clean and safe condition and repair to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or Tenant's Representatives and replacing any property so damaged by Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing, and replacing (a) all plumbing, electrical wiring and equipment exclusively serving the Premises, (b) all interior lighting (including, without limitation, light bulbs and/or ballasts) serving the Premises, (c) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (d) all tenant signage, (e) security systems, (f) all partitions, fixtures, equipment, interior painting, and interior walls contiguous to any portion of the Premises). Tenant shall be responsible for providing janitorial service for the Premises at its sole cost.

        11.2 REIMBURSABLE REPAIRS AND MAINTENANCE OBLIGATIONS: Subject to the provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11.1 above, (ii) the obligations of Landlord set forth in Section 11.3 below, and (iii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair all mechanical systems, heating, ventilation and air conditioning systems exclusively serving the Premises, sprinkler systems and fire protection systems, the plumbing and mechanical systems exterior to the Premises, the roof, roof membranes, exterior walls of the Building, signage (exclusive of tenant signage), and exterior electrical wiring and equipment, exterior lighting, exterior glass, exterior doors/entrances and door closers, exterior window casements, exterior painting of the Building (exclusive of the Premises), and underground utility and sewer pipes outside the exterior walls of the Building. For purposes of this Section 11.2, the term "exterior" shall mean outside of and not exclusively serving the Premises. Landlord shall procure and maintain (a) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s), and (b) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services). Tenant will reimburse Landlord for the cost thereof in accordance with the provisions of Section 6 above.

        11.3 LANDLORD'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane) as, and when, Landlord determines such replacement to be necessary in Landlord's reasonable discretion.

        11.4 TENANT'S FAILURE TO PERFORM REPAIRS AND MAINTENANCE OBLIGATIONS:
Except for normal maintenance and repair of the items described above and subject to Section 42 below, Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord. If Tenant refuses or neglects to repair and maintain the Premises and the adjacent areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time after providing ten (10) days prior written notice of its intent to do so (except in the event of an emergency, in which case such notice is not required), make such repairs and/or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall pay to Landlord, as additional rent, the Landlord's costs for making such repairs and/or maintenance, plus twenty percent (20%) for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.

12.     INSURANCE

        12.1 TYPES OF INSURANCE: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance which afford the following coverages (i) worker's compensation: statutory limits; (ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, or about the Premises arising out of Tenant's and Tenant's Representatives' use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising, and a plate-glass rider to provide coverage for all glass in, on or about the Premises including, without limitation, skylights. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of Two Million Dollars ($2,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damages to or loss of any personal property, trade fixtures, inventory, fixtures and equipment located in, or about the Premises and in addition, business interruption of Tenant. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); and (vi) such other insurance as Landlord deems necessary and prudent or as may otherwise be reasonably required by any of Landlord's lenders or joint venture partners.

        12.2 INSURANCE POLICIES: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State o California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be require by a lender having a lien on the Premises) as set forth in the most current issues of A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed Five Thousand Dollars ($5,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder prior to Tenant's early access in accordance with Section 2.2. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten
(10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

        12.3 ADDITIONAL INSUREDS AND COVERAGE: Landlord, any property management company and/or agent of Landlord for the Premises, the Building, the Lot or the Park, and any lender(s) of Landlord having a lien against the Premises, the Building, the Lot or the Park shall be named as additional insureds under all of the policies required in Section 12.1 (iii) above, but only if Landlord provides notice expressly requesting such entities to be named as additional insureds. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in Exhibit A hereto) or in any other part of the Park. It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

13.     WAIVER OF SUBROGATION

        Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this
Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectable.

14.     LIMITATION OF LIABILITY AND INDEMNITY

        Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns, and each of their respective partners, members, directors, employees, representatives, agents, contractors, shareholders, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against




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

all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises, Building and/or Park,
(ii) the conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives, or third party persons, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

        Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, members, employees, representatives, legal representatives, successors or assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, the Building or the Park, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building.

15.     ASSIGNMENT AND SUBLEASING

        15.1 PROHIBITION: Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of Landlord, which constant shall not reasonably be withheld, conditioned or delayed. Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) and/or Environmental Laws (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall (a) first delivery plans and specifications for complying with such additional requirements and obtain Landlord's written consent thereto, and (b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least thirty (30) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; and (iii) the aforementioned plans and specifications, if any. Within ten (10) days after Landlord's receipt of a written request from Tenant that Tenant seeks to sublet or assign all or any portion of the Premises, Landlord shall deliver to Tenant a copy of Landlord's standard form of sublease or assignment agreement (as applicable), which instrument shall be utilized for each proposed sublease or assignment (as applicable), and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof. As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of five hundred dollars ($500) plus Tenant shall reimburse Landlord for actual reasonable legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. In the event the sublease or assignment (1) by itself or taken together with prior sublease(s) or partial assignment(s) covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises or
(2) is for a term which by itself or taken together with prior or other subleases or partial assignments is greater than fifty percent (50%) of the period remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right to be exercised by giving written notice to Tenant within thirty (30) days following receipt of Tenant's notice of proposed assignment or sublease, to recapture the space described in the sublease or assignment. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease so long as Tenant delivers such recission notice to Landlord within ten (10) days of Tenant's receipt of Landlord's recapture notice. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any party thereof. If this Lease is terminated pursuant to the foregoing with respect to less then the entire Premises, the Rent shall be adjusted on the basis of proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions to be deemed to be a substitute for the requirement that Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Except with respect to any Related Entity (as defined below), any and all opinions (except for the Option to Extend the Lease described in Addendum One of this Lease), first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord.

        15.2 EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION: In the vent of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, after deduction for reasonable attorneys' fees (in an amount not to exceed $2,500) and brokerage commissions (but without deduction for any Tenant Improvement Costs incurred by Tenant) fifty percent (50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder.

        15.3 WAIVER: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

        15.4 RELATED ENTITIES: Notwithstanding anything to the contrary contained in this Section 15, so long as Tenant delivers to Landlord (1) at least fifteen (15) business days prior written notice of its intention to assign or sublease the Premises to any Related Entity, which notice shall set forth the name of the Related Entity, (2) a copy of the proposed agreement pursuant to which such assignment or sublease shall be effectuated, and (3) such other information concerning the Related Entity as Landlord may reasonably require, including without limitation, information regarding any change in the proposed use of any portion of the Premises and any financial information with respect to such Related Entity, and so long as any change in the proposed use of the subject portion of the Premises is in conformance with the uses permitted to be made under this Lease and do not involve the use or storage of any Hazardous Materials (other than nominal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not regulated by any Environmental
Laws), then Tenant may assign this Lease or sublease any portion of the Premises to any Related Entity, or in connection with any merger, consolidation or sale of substantially all of the assets of Tenant, without having to obtain the prior written consent of Landlord thereto. For purposes of this Lease the term "Related Entity" shall mean and refer to any corporation or entity which



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


controls, is controlled by or is under common control with Tenant, as all of such terms are customarily used in the industry.

16.     AD VALOREM TAXES

        Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvement, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

17.     SUBORDINATION

        Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which my now exist or hereafter be executed in any amount of which the Building, the Lot, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to Landlord, attain to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor (c) bound by prepayment of more than one (1) month's Rent, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent; or
(d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion of all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within ten (10) days of a demand or request by Landlord and in the commercially reasonable form requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. It is further agreed that Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such additional documents, together with any and all Enforcement Expenses.

        Tenant's agreement to subordinate this Lease to any future ground or underlying lease or any future deed of trust or mortgage pursuant to the foregoing provisions of this Section 17 is conditioned upon Landlord delivering to Tenant from the Lessor under such future ground or underlying lease or the holder of any such deed of trust, a non-disturbance agreement in a commercially reasonable form agreeing, among other things, that Tenant's right to possession of the Premises pursuant to the terms and conditions of this Lease shall not be disturbed provided Tenant is not in default under this Lease beyond the applicable notice and cure periods hereunder.

18.     RIGHT OF ENTRY

        Tenant grants Landlord or its agents the right to enter the Premises at all reasonable times upon one (1) business day notice (except in the event of an emergency, in which case such notice is not required) for purposes of




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

inspection, exhibition, posting or notices, repair or alteration. At Landlord's option, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall have the right to place "for rent" or "for lease" signs on the outside of the Premises, the Building and in the Common Areas. Landlord shall also have the right to place " for sale" signs on the outside of the Building and in the Common Areas. Tenant hereby waives any claim from, damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the sole active gross negligence or willful misconduct of Landlord or its authorized representatives.

19.     ESTOPPEL CERTIFICATE

        Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within ten (10) days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrance of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to
Section 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate shall be a material default of the provisions of this Lease. Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate, together with any and all Enforcement Expenses.

20.     TENANT'S DEFAULT

        The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default by Tenant of the provisions of this Lease:

        20.1 The abandonment of the Premises by Tenant or, after five (5) business days written notice to Tenant, the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute of law now or hereafter in effect;

        20.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder with three (3) business days after Landlord's delivery of written notice to Tenant that said payment is past due. Tenant agrees that any such written notice delivered by Landlord shall, to the fullest extent permitted by law, serve as the statutorily required notice under applicable law. In addition to the foregoing, Tenant agrees to notice and service of notice as provided for in this Lease;

        20.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within fifteen (15) days after notice from Landlord. If such failure is susceptible of cure but cannot reasonably be cured within the aforementioned time period (if any), as reasonably determined by Landlord, Tenant shall promptly commence the cure of such failure and thereafter diligently prosecute such cure to completion within the time period specified by Landlord in any written notice regarding such failure as may be delivered to Tenant by Landlord. In no event or circumstance shall Tenant have more than thirty (30) days to complete any such cure, unless otherwise expressly agreed to in writing by Landlord (in Landlord's sole discretion); notwithstanding the foregoing, the failure of Tenant to deliver the Letter of Credit to Landlord as and when set forth in Section 4 of this Lease shall constitute a material default hereunder;

        20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition of any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

        20.5 Tenant's use or storage of Hazardous Materials in, on or about the Premises, the Building, the Lot and/or the Park other than as expressly permitted by the provisions of Section 29 below which is not cured with five (5) business days' notice from Landlord; or

        20.6 The making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease.

21.     REMEDIES FOR TENANT'S DEFAULT

        21.1 LANDLORD'S RIGHTS: In the event of Tenant's material default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all reasonable costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs and Utility Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord received from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Act of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

        21.2 DAMAGES RECOVERABLE: If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, the cost of any Tenant Improvements constructed by or on behalf of Tenant pursuant to Exhibit B hereto, the portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision

(a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

        21.3 RIGHTS AND REMEDIES CUMULATIVE: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease, any and all Base Rent waived by Landlord under Section 3 above shall be immediately due and payable to Landlord and all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

        21.4 WAIVER OF A DEFAULT: The waiver by Landlord of any default of any provision of this Lease shall not be deemed or construed a waiver of any other default by Tenant hereunder or of any subsequent default of this Lease, except for the default specified in the waiver.

22.     HOLDING OVER

        If Tenant holds possession of the Premises after the expiration of the Term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provision of this Lease, provided the monthly Base Rent during such hold over period shall be 125% of the Base Rent due on the last month of the Lease Term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional twenty-five percent (25%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23.     LANDLORD'S DEFAULT

        Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of this obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion. In providing notice to Landlord hereunder, Tenant shall also comply with any notice requirements under Section 33 below.



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

24.     PARKING

        Tenant shall have a license to use the number of parking spaces specified in the Basic Lease Information. Landlord shall exercise reasonable efforts to insure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same.

25.     SALE OF PREMISES

        In the event of any sale of Premises by Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder accruing from or after the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. For purposes of this Section 25, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease. A ground lease or similar long term lease by Landlord of the entire Building, of which Premises are a part, shall be deemed a sale within the meaning of this Section 25. Tenant agrees to attorn to such new owner provided such new order does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.

26.     WAIVER

        No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. No delay or omission in the exercise of any right or remedy of Tenant on any default by Landlord shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

27.     CASUALTY DAMAGE

        If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's reasonable opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Landlord does not elect to terminate this Lease, and provided insurance proceeds and any contributions from Tenant, if necessary, are available to fully repair the damage, Landlord shall within one hundred twenty
(120) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty; provided, Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture, furnishings, fixtures and/or equipment removable by Tenant or any improvements, alterations or additions installed by or for the benefit of Tenant under the provisions of this Lease. Landlord shall not in any event be required to spend for such work an amount in excess of the insurance proceeds (excluding any deductible) and any contributions from Tenant, if necessary, actually received by Landlord as a result of the fire or other casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by the Tenant or loss of Tenant's personal property resulting in any way from such damage or the repair thereof, except to the extent caused by Landlord's gross negligence or willful misconduct, and except that, subject to the provision of the next sentence, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. Notwithstanding



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

anything to the contrary contained herein, if the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives; (i) the Rent shall not be diminished during the repair of such damage, (ii) Tenant shall not have any right to terminate this Lease due to the occurrence of such casualty or damage, and (iii) Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby (including, without limitation, any deductible) to the extent such cost and expenses is not covered by insurance proceeds. In the event the holder of any indebtedness secured by the Premises requires that the insurance proceeds he applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder except for those obligations expressly intended to survive any such termination of this Lease. Except as otherwise provided in this
Section 27, Tenant hereby waives the provisions of Sections 1932(2), 1933(4), 1941 and 1942 of the California Civil Code.

28.     CONDEMNATION

        If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant; provided, however, the foregoing provisions shall not preclude Tenant, at Tenant's sole cost and expense, from obtaining any separate award to Tenant for loss of or damage to Tenant's trade fixtures and removable personal property or for damages for cessation of interruption of Tenant's business provided such award is separate from Landlord's award and provided further such separate award neither diminishes nor impairs the award otherwise payable to Landlord. In addition to the foregoing, Tenant shall be entitled to seek compensation for the relocation costs recoverable by Tenant pursuant to the provisions of California Government Code Section 7262. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as reasonably determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

29.     ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS

        29.1 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord Tenant's Initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit G and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate ("the HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit E.

        29.2 DEFINITION OF HAZARDOUS MATERIALS: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the



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

Building, the Lot, the Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

        29.3 PROHIBITION; ENVIRONMENTAL LAWS: Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Building, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate (and any updates thereof) and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right during ordinary business hours during the Term of this Lease, upon one business day's advance written notice to (I) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord reasonably determines that Tenant or any Tenant's Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, costs and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

        29.4 TENANT'S ENVIRONMENTAL OBLIGATIONS: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed so long as such actions would not potentially have a material advance long-term or short-term effect on any portion of the Premises, the Building, the Lot or the Park. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner as to enable Landlord to make full economic use of the Premises, the Building, the Lot and the Park after the satisfactory completion of such work.

        29.5 ENVIRONMENTAL INDEMNITY: In addition to Tenant's obligations as set forth hereinabove, Tenant and Tenant's officers and directors agree to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of any portion of the Premises, the Building, the Lot or the Park, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Building and/or Park), suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Premises, the Common Areas, the Building, the Lot or the Park as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building, the Lot and/or the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant and Tenant's officers and directors from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 29.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

        29.6 SURVIVAL: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, the Lot and/or the Park is not in compliance with the provision of this Lease with respect to Hazardous Materials, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then in Landlord's reasonable discretion, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstances and will otherwise be subject to the provisions of Section 22 of this Lease.

        29.7 EXCULPATION OF TENANT: Tenant shall not be liable to Landlord (either directly or as an Operating Expense) for nor otherwise obligated to Landlord under any provision of the Lease with respect to the following: (i) any claim, remediation, obligation, investigation, obligation, liability, cause of action, attorney's fees, consultants' costs, expense or damage resulting from any Hazardous Materials present in, on or about the Premises or the Buildings to the extent not caused or otherwise permitted, directly or indirectly, by Tenant or Tenant's Representatives; or (ii) the removal, investigations, monitoring or remediation of any Hazardous Materials present in, or about the Premises or the Building caused by any source, including third parties, other than Tenant or Tenant's Representatives; provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all liabilities, costs, damages, penalties, claims, judgments, expenses (including without limitation, attorneys' and experts' fees and costs) and losses to the extent (a) Tenant or any of Tenant's Representatives contributes to the presence of such Hazardous Materials, or Tenant and/or any of Tenant's Representatives exacerbates the conditions caused by such Hazardous Materials, or (b) Tenant and/or Tenant's Representatives allows or permits persons over which Tenant or any of Tenant's Representatives had control, and/or for which Tenant or any of Tenant's Representatives are legally responsible for, to cause such Hazardous Materials to be present in, on, under, through or about any portion of the Premises, the Common Areas, the Building or the Park, or (c) Tenant and/or any of Tenant's Representatives does not take all reasonably appropriate actions to prevent such persons over which Tenant of any of Tenant's Representatives has control and/or for which Tenant or any of Tenant's Representatives are legally responsible from causing the presence of Hazardous Materials in, on, under, through or about any portion of the Premises, the Common Areas, the Building or the Park.

30.     FINANCIAL STATEMENTS

        Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and thus result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. If Landlord so requests, Tenant shall deliver to Landlord an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such option. In the event Tenant shall remain a privately held company, Landlord shall not disclose any of Tenant's financial statements without Tenant's consent, which consent shall not be unreasonably withheld, conditioned or delayed, except Landlord may disclose such financial statements to its joint venture partners, lenders, attorneys, accountants, prospective buyers and lenders, agents, employees, and property manager without Tenant's consent.

31.     GENERAL PROVISIONS

        31.1 TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

        31.2 SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

        31.3 RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof with the prior written consent of the Landlord.

        31.4 LANDLORD'S PERSONAL LIABILITY. The liability of Landlord (which, for purposes of this Lease, shall include Landlord and the owner of the Building if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Premises or the Building and the proceeds therefrom, and Tenant agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord (including without limitation, any property management company of Landlord); it being intended that Landlord and the individual partners, members, directors, officers, shareholders, agents and employees of Landlord (including without limitation, any property management company of Landlord) shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building, and Landlord shall be automatically released from further performance under this Lease upon transfer of Landlord's interest in the Premises or the Building.

        31.5 SEPARABILITY. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

        31.6 CHOICE OF LAW. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

        31.7 ATTORNEYS' FEES. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

        31.8 ENTIRE AGREEMENT. This Lease supercedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to this Lease, shall be binding.

        31.9 WARRANTY OF AUTHORITY. On the date that each party executes this Lease, each party shall deliver to the other an original certificate of status for itself issued by the California Secretary of State or statement of partnership for itself recorded in the county in which the Premises are located, as applicable. Each person executing this Lease on behalf of the party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Tenant hereby warrants that this Lease is valid and binding upon Tenant and enforceable against Tenant in accordance with its terms.

        31.10 NOTICES. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to Landlord at 101 Lincoln Centre Drive, Fourth Floor, Foster City, California 94404-1167. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United Stated mail, certified and postage prepaid; or (ii) by personal delivery to any employee or agent of Tenant over the age of eighteen (18) years; or (ii) by overnight courier, all of which shall be addressed to Tenant at the Premises. Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail. Any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California Code of Civil Procedure Sections 1161, 1161.1, and 1162 (including any amendments, supplements or substitutions thereof), is hereby waived by Tenant.

        31.11 JOINT AND SEVERAL. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

        31.12 COVENANTS AND CONDITIONS. Each provisions to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

        31.13 WAIVER OF JURY TRIAL. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, the Building or the Part, and/or any claim of injury, loss or damage.

        31.14 INTENTIONALLY OMITTED.

        31.15 UNDERLINING. The use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred.

        31.16 MERGER. The voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof by Landlord and Tenant, or a termination of this Lease by Landlord for a material default by Tenant hereunder, shall not work a merger, and, at the sole option of Landlord, (i) shall terminate all or any existing subleases or subtenancies, or (ii) may operate as an assignment to Landlord of any or all of such subleases or subtenancies. Landlord's election of either or both of the foregoing options shall be exercised by delivery by Landlord of written notice thereof to Tenant and all known subtenants under any sublease.

32.     SIGNS

        All signs and graphics of every kind visible in or from public view of corridors or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit H hereto and made a part hereof. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) signs which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33.     MORTGAGEE PROTECTION

        Upon any default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has requested such notice and provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than ninety
(90) days nor more than one hundred twenty (120) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall not actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.

34.     QUITCLAIM

        Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises. If Tenant fails to so deliver to Landlord such a quitclaim deed, Tenant hereby agrees that Landlord shall have the full authority and right to record such a quitclaim deed signed only by Landlord and such quitclaim deed shall be deemed conclusive and binding upon Tenant.

35.     MODIFICATIONS FOR LENDER

        If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer to consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.

36.     WARRANTIES OF TENANT

        Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

37.     COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT

        Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Tenant Improvements strictly comply with all requirement of the ADA. Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the Common Areas or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, loses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

38.     BROKERAGE COMMISSION

        Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall be paid by Landlord and only be payable and applicable to the extent of the initial Term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s) no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Tenant executes this Lease. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

39.     QUIET ENJOYMENT

        Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the period that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease; and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.

40.     LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS

        Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provision, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law and Enforcement Expenses.

41.     SECURITY DEPOSIT

        Upon Tenant's execution of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in default, Landlord may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. As soon as practicable but no later than (30) days after the termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined solely by Landlord, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums as reasonably determined by Landlord. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.

42.     SATELLITE DISH

        Tenant shall have the right (but only to the extent permitted by the City of San Diego and all agencies and governmental authorities having jurisdiction thereof), at Tenant's sole cost and expense, to install and operate a satellite or microwave dish or dishes and related equipment ("Satellite Dishes") along with any necessary cables ("Cables") on a portion of the roof of the Building to be designated by Landlord ("Roof Space") for the Term of the Lease (the Satellite Dishes and Cables are hereinafter collectively referred to as the "Equipment"). The location and size of the Equipment shall be subject to Landlord's approval, not to be unreasonably withheld and which best promotes the safety, aesthetics and efficiency of the Equipment; provided, all of the Equipment and any modifications thereto or placement thereof shall (i) be at Tenant's sole cost and expense, (ii) be contained visually within a roof screen to be at Tenant's sole cost and expense, (iii) be installed and operated to Landlord's reasonable specifications, (iv) installed, maintained, operated and removed in accordance with all Recorded Matters, applicable Laws, and the provisions of Section 10 of this Lease, and (v) not affect any of the structural components or any of the systems of the Building. For purposes hereof, the Equipment shall be construed as part of the Tenant's Property and shall be removed by the Tenant at the expiration or earlier termination of this Lease. Landlord shall cooperate reasonably with Tenant to modify the roof screen placement (subject to all applicable Laws and Recorded Matters) if required for signal quality, reconfiguration due to the installation of any HVAC systems and other reasonable considerations; provided, the cost of all such modifications shall be solely the responsibility of the Tenant. All modifications to the Building, including the Roof Space, if any, shall be approved by the Landlord prior to commencement of any work with respect to the Equipment. No additional rent shall be paid by Tenant for use of the Roof Space and operation of the Equipment. The Equipment shall remain the property of the Tenant and Tenant shall remove the Equipment upon the expiration or earlier termination of the Lease in accordance with the provisions of Section 10 of this Lease. Tenant shall restore the Roof Space and any other portion of the Building affected by the Equipment to its original condition, excepting ordinary wear and tear and/or damage or destruction due to fire or other casualty not caused directly or indirectly by Tenant, its agents, employees, contractors or the Equipment or any part thereof. Notwithstanding anything to the contrary contained herein, Tenant may not assign, lease, rent, sublet or otherwise transfer any of its interest in the Roof Space or the Equipment. Each of the other provisions of this Lease shall be applicable to the Equipment and the use of the Roof Space by Tenant, including without limitation, Sections 12 and 14 of this Lease. The Equipment shall comply with all rules and regulations of the Federal Communications Commission and all other agencies having jurisdiction thereof. If applicable, Tenant shall provide to the Landlord a copy of (i) the Federal Communications Commission (or other agency) grant which has awarded frequencies to Tenant and (ii) a list of Tenant's frequencies. Anything to the contrary contained herein notwithstanding, if, during the Lease Term, as such Term may be extended, Landlord, in its reasonable judgment, believes that the Equipment poses a threat to human health or otherwise may be an environmental hazard that cannot be remediated or has not been remediated within ten (10) days after Tenant has been notified thereof, the Tenant shall immediately cease all operations of the Equipment and Tenant shall remove all of the Equipment within thirty (30) days thereafter. To the best of Tenant's knowledge, Tenant represents to Landlord that the Equipment shall not emit or project any electromagnetic fields which pose a threat to human health or otherwise may be an environmental hazard. In addition, Tenant shall be solely responsible for insuring the Equipment and Landlord shall have not responsibility therefor. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord and the other Indemnitees from and against any and all claims, demands, liabilities, damages, judgments, losses, penalties, costs and expenses (including reasonable attorneys' fees) Landlord may suffer or incur arising out of or related to the installation, use, operation, maintenance, replacement and/or removal of the Equipment or any portion thereof, including without limitation the cost of repairs and replacements to the roof of the Building occasioned by the installation, maintenance, repairs and removal of the Equipment.

43.     ATTENDANT ON FIRST FLOOR OF BUILDING

        Tenant shall have a non-exclusive license, which license shall be revocable by Landlord in the event Tenant, or Tenant's Representatives, or the attendant described below, shall not comply with any of the Provisions set forth below within ten (10) days after written notice to Tenant, to employ, at Tenant's sole cost and expense, an attendance for Tenant's operations to be located on the first (1st) floor of the Building in area designated by Landlord; provided, (i) any furniture (other than the existing reception desk, which will be provided and owned by Landlord but maintained by Tenant), fixtures and/or equipment for such attendant shall be at Tenant's sole cost and expense and shall not be permanently attached to the Building or floor, (ii) upon revocation
o this license, Tenant shall have the obligation to restore the first (1st) floor of the Building to its original condition, (iii) such attendant shall not interfere with Landlord's operation, management, maintenance, marketing and repair of any portion of the Building and shall work in harmony with any and all representatives, contractors, subcontractors, employees and agents of Landlord,
(iv) all of the provisions of this Lease shall be applicable to such attendant, including without limitation, Sections 12 and 14 of this Lease, (v) such attendant shall (a) not interfere with other tenants' use and occupancy of their respective premises and (b) use their commercially reasonable efforts to minimize any disruption and inconvenience to such other tenants occupying the first floor of the Building, and (vi) Tenant shall be fully and wholly responsible and liable for any action, omission and/or failure to act of such attendant and any and all damage, liability, claim, judgment, cost and expense (collectively, "Claims") incurred as a result of or arising out of the presence, action, omission and/or failure to act of such attendant and Tenant shall indemnify, defend and hold Indemnitees harmless from and against all of such Claims. Landlord and Landlord's agents, representatives, employees, and contractors shall use their commercially reasonable efforts to work in harmony with the attendant.

        IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page 1 of this Lease.

TENANT:

NETPARTNERS INTERNET SOLUTIONS, INC.
A DELAWARE CORPORATION


By:   /s/  illegible
     --------------------------------
Its:  Chairman & CEO
     --------------------------------
Date: June 23, 1999
     --------------------------------


By:   /s/  illegible
     --------------------------------
Its:  VP Finance
     --------------------------------
Date: June 23, 1999
     --------------------------------


LANDLORD:


LEGACY-RECP SORRENTO OPCO, LLC
A DELAWARE LIMITED LIABILITY COMPANY


By:       Legacy Partners Commercial, Inc.
          as Manager and Agent of Landlord

By:       /s/ illegible
     --------------------------------
Date:
     --------------------------------

                              EXHIBIT A - PREMISES


This exhibit, entitled "Premises", is and shall constitute EXHIBIT A to that certain Lease Agreement dated June 21, 1999 (the "Lease"), by and between Legacy-RECP Sorrento OPCO, LLC, a Delaware limited liability company ("Landlord") and NETPARTNERS INTERNET SOLUTIONS, Inc. a Delaware corporation ("Tenant") for the leasing of certain premises at 10240 Sorrento Valley Road, 1st (Storage Room), 2nd (All) and 3rd (All) Floors, San Diego, California (the "Premises").

The Premises consist of the rentable square footage of space specified in the Base Lease Information and has the address specified in the Base Lease Information. The Premises are a part of and are contained in the Building specified in the Base Lease Information. The cross-hatched area depicts the Premises within the Building.


                                    [PICTURE]



                                    [PICTURE]

                            EXHIBIT A TO ADDENDUM TWO



                                    [PICTURE]

                                    EXHIBIT A
                                   (CONTINUED)



                                    [PICTURE]










                                    [PICTURE]

                          EXHIBIT B TO LEASE AGREEMENT
                               TENANT IMPROVEMENTS

This exhibit, entitled "Tenant Improvements", is and shall constitute EXHIBIT B to that certain Lease Agreement dated June 21, 1999 (the "Lease"), by and between Legacy-RECP Sorrento OPCO, LLC, a Delaware limited liability company ("Landlord") and NETPARTNERS INTERNET SOLUTIONS, Inc., a Delaware corporation ("Tenant") for the leasing of certain premises located at 10240 Sorrento Valley Road, 1st (Storage Room), 2nd (All) and 3rd (All) Floors, San Diego, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. Tenant Improvements. Subject to the conditions set forth below, Landlord agrees to construct and install certain improvements ("Tenant Improvements") in the Building of which the Premises are a part in accordance with the Final Drawings (defined below) and pursuant to the terms of this EXHIBIT B, in a good and workman-like manner, using good quality materials.

2. Definition. "Tenant Improvements" as used in this Lease shall include only those interior portions of the Building which are described below. "Tenant Improvements" shall specifically not include any alterations, additions or improvements installed or constructed by Tenant, and any of Tenant's trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (collectively, "Personal Property"). The Tenant Improvements shall include any and all interior improvements to be made to the Premises as specified in the Final Drawings (defined below), as specified and agreed to by Tenant and Landlord. Tenant identification signage (in accordance with Exhibit
H) shall be considered part of the Tenant Improvements.

3. Tenant's Initial Plans; the Work. Tenant desires Landlord to perform certain Tenant Improvements in the Premises in substantial accordance with the plan(s) or scope of work (collectively, the "Initial Plans") prepared by Legacy Partners C.D.S., Inc., last revised June 23, 1999, a copy of which is attached hereto as
Schedule 1, and made a part hereof. Such work, as shown in the Initial Plans and as more fully detailed in the Final Drawings (as defined and described in Section 4 below), shall be hereinafter referred to as the "Work". Not later than two (2) business days following Landlord's request specifying the needed information, Tenant and/or Tenant's Representatives shall furnish to Landlord such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable Landlord's architects and engineers, as applicable, to prepare mechanical, electrical and plumbing plans and to prepare the Final Drawings, including but not limited to, a final telephone layout and special electrical connections, if any. All plans, drawings, specifications and other details describing the Work which have been, or are hereafter, furnished by or on behalf of Tenant shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Change Request (hereafter defined in Section 11 below) because, in Landlord's reasonable opinion, the work as described in any such item, or any Change Request, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Landlord's ability to furnish services to Tenant or other tenants in the Building; (c) would increase the cost of operating the Building or the Park; (d) would violate any applicable governmental, administrative body's or agencies' laws, rules, regulations, ordinances, codes or similar requirements (or interpretations thereof); (e) contains or uses Hazardous Materials; (f) would adversely affect the appearance of the Building or the Park; (g) might adversely affect another tenant's premises or such other tenant's use and enjoyment of such premises; (h) is prohibited by any ground lease affecting the Building, the Lot and/or the Park, any Recorded Matters or any mortgage, trust deed or other instrument encumbering the building, the Lot and/or the Park; (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work; (j) is not, at a minimum, in accordance with Landlord's Building Standards (defined below), or (k) would increase the Tenant Improvement Costs (defined in Section 9 below) by more than ten percent (10%) from the cost originally estimated and anticipated by the parties. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work or the Initial Plans or any other plans, specifications, drawings or other items associated with the Work nor Landlord's performance, supervision or monitoring of the Work shall constitute any warranty or covenant by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Work and the Final Drawings are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises and Tenant's use of the Premises.

4. Final Drawings. If necessary for the performance of the Work and to the extent not already included as part of the Initial Plans attached hereto, Landlord shall promptly prepare or cause to be prepared final working drawings and specifications for the Work (the "Final Drawings") based on and consistent with the Initial Plans and the other plans, specifications, drawings, finish details or other information furnished by Tenant or Tenant's Representatives to Landlord and approved by Landlord pursuant to Section 3 above. Tenant shall cooperate diligently with Landlord and Landlord's architect, engineer and other representatives and Tenant shall furnish within two (2) days after any request therefor, all information required by Landlord or Landlord's architect, engineer or other representatives for completion of the Final Drawings. So long as the Final Drawings are substantially consistent with the Initial Plans, Tenant shall approve the Final Drawings within two (2) business days after receipt of same from Landlord. Landlord and Tenant shall indicate their approval of the Final Drawings by initialing each sheet of the Final Drawings and delivering to one another a true and complete copy of such initialed Final Drawings. A true and complete copy of the approved and initialed Final Drawings shall be attached to the Lease as EXHIBIT B-1 and shall be made a part thereof. Tenant's failure to approve or disapprove such Final Drawings within the foregoing three (3) business day time period, shall be conclusively deemed to be approval of same by Tenant. If Tenant reasonably disapproves of any matters included in the Final Drawings because such items are not substantially consistent with the Initial Plans, Tenant shall, within the aforementioned two (2) business day period, deliver to Landlord written notice of its disapproval and Tenants shall specify in such written notice, in sufficient details as Landlord may reasonably require, the matters disapproved, the reasons for such disapproval, and the specific changes or revisions necessary to be made to the Final Drawings to cause such drawings to substantially conform to the Initial Plans. Any additional costs associated with such requested changes or revisions shall be paid for solely by Tenant, as the Excess Tenant Improvement Costs (defined in Section 10 below), in cash upon written demand therefor by Landlord. Any changes or revisions requested by Tenant must first be approved by Landlord, which approval shall not be unreasonably withheld, subject to the provisions of
Section 3 above. If Landlord approves such requested changes or revisions, Landlord shall cause the Final Drawings to be revised accordingly and Landlord and Tenant shall initial each sheet of the Final Drawings as revised and attach a true and complete copy thereof to the Lease as EXHIBIT B-1. Landlord and Tenant hereby covenant to each other to cooperate with each other and to act reasonably in the preparation and approval of the Final Drawings.

5. Performance of Work. As soon as practicable after Tenant and Landlord initial and attach to the Lease as EXHIBIT B-1 a true and complete copy of the Final Drawings, Landlord shall submit the Final Drawings to the governmental authorities having rights of approval over the Work and shall apply for the necessary approvals and building permits. Subject to the satisfaction of all conditions precedent and subsequent to its obligations under this EXHIBIT B, and further subject to the provisions of Section 10 hereof, as soon as practicable after Landlord or its representatives have received all necessary approvals and building permits, Bearing Construction (or other general contractor selected by Landlord), ("Bearing") will put the Final Drawings out for bid to its licensed, bonded and insured sub-contractors. If the Tenant Improvement Costs (which include the bid to be received from Bearing) exceed the Tenant Improvement Allowance, then, within three (3) business days of Landlord informing Tenant in writing that the Tenants Improvement Costs exceed the Tenant Improvement Allowance, Tenant, at its sole option, which must be exercised within such three
(3) business day period, shall have the right to instruct Landlord in writing to put the Final Drawings out for bid to at least two (2) other licensed, bonded and insured general contractors chosen by Landlord. The Tenants Improvements shall be constructed by Bearing or such other general contractor selected by Landlord (the general contractor which shall construct the Tenant Improvements, whether Bearing or such other general contractor is hereinafter referred to as the "General Contractor"), provided, however, Landlord and Tenant acknowledge and agree that, in the event Landlord bids the Final Drawings to a General Contractor other than Bearing, it is each party's intention that the lowest bidder be given substantial (although not determinative) consideration in the selection of the General Contractor. Landlord shall commence construction, or cause the commencement of construction by the General Contractor, of the Tenant Improvements, as soon as practicable after selection of the General Contractor. Except as hereinafter expressly provided to the contrary, Landlord shall cause the performance of the Work using (except as may be stated or otherwise shown in the Final Drawings) building standard materials, quantities and procedures then in use by Landlord ("Building Standards"). Landlord shall use commercially reasonable efforts not to unreasonably interfere with Tenant's business operations at the Premises during any construction undertaken by Landlord on the first floor of the Building.

6. Substantial Completion. Landlord and Tenant shall cause the General Contractor to Substantially Complete (defined below) the Tenant Improvements in accordance with the Final Drawings by the Commencement Date of the Lease as set forth in Section 2 of the Lease (the "Completion Date"), subject to delays due to (a) acts or events beyond its control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Work, moratoriums, governmental agencies and weather, (b) the lack of availability or shortage of specialized materials used in the construction of the Tenant Improvements, (c) any matters beyond the control of Landlord, the General Contractor or any subcontractors, (d) any changes required by the fire department, building and/or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements (except to the extent such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements, in which event such delays are considered Tenant Delays) (the events and matters set forth in Subsections (a), (b), (c) and (d) are collectively referred to as "Force Majeure Delays"), or (c) any Tenant Delays (defined in Section 7 below). The Tenant Improvements shall be deemed substantially complete on the date that the building officials of the applicable governmental agency(s) issues its temporary or final approval of the construction of the Tenant Improvements whether in the form of the issuance of a temporary or final permit, temporary or final certificate of occupancy or the written approval evidencing its temporary or final inspection on the building permit(s), or the date on which Tenant first takes occupancy of the Premises, whichever first occurs ("Substantial Completion", or "Substantially Completed, or "Substantially Complete"). Both Landlord and Tenant agree that any delay in the installation of any folding door within the Premises or the door proposed to be installed at the First Floor lobby stairway shall not be a condition of the occurrence of Substantial Completion. If the Work is not deemed to be Substantially Completed on or before the scheduled Completion Date, (i) Landlord agrees to use reasonable efforts to Substantially Complete the Work as soon as practicable thereafter, (ii) the Lease shall remain in full force and effect,
(iii) Landlord shall not be deemed to be in breach or default of the Lease or this EXHIBIT B as a result thereof and Landlord shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise), and (iv) except in the event of any Tenant Delays, which will not affect the Commencement Date but will extend the Completion Date without any penalty or liability to Landlord, and notwithstanding anything to the contrary contained in the Lease, the Commencement Date and the Expiration Date of the term of the Lease (as defined in Section 2 of the Lease) shall be extended commensurately by the amount of time attributable to such Force Majeure Delays, and Landlord and Tenant shall execute a written amendment to the Lease evidencing such extensions of time, substantially in the form of Exhibit F to the Lease. Subject to the provisions of Section 10.2 of the Lease, the Tenant Improvements shall belong to Landlord and shall be deemed to be incorporated into the Premises for all purposes of the Lease, unless Landlord, in writing, indicates otherwise to Tenant.

         In the event Landlord is unable to deliver the Premises to Tenant on or before September 1, 1999 due solely to a Landlord Delay (defined below), then Tenant shall be entitled to one (1) day's free Base rent for each day after September 1, 1999 until the Premises are delivered to Tenant; provided, however, in no event shall Tenant be entitled to receive in excess of forty-five (45) days of free Base Rent. For example, if Landlord delivers the Premises to Tenant on October 1, 1999, then Tenant shall not be obligated to pay Base Rent for the period commencing October 1, 1999 through October 30, 1999. As used herein, "Landlord Delay" means any delay in the Substantial Completion of the Tenant Improvements which is due to any act or omission of the Landlord (wrongful, negligent or otherwise), its agents or contractors (including acts or omissions while acting as agent or contractor for Tenant). The term Landlord Delay shall include, but shall not be limited to any: (1) delay in the giving of authorizations or approvals by Landlord beyond the time periods allowed for such approvals in this Exhibit B; (2) delay attributable to the acts or failures to act of Landlord or Landlord's agents or contractors, where such acts or failures to act actually delay the Substantial Completion of Tenant Improvements; and (3) delay attributable to the interference of Landlord, its agents or contractors with the Substantial Completion of Tenant Improvements. No Landlord Delay shall be deemed to have occurred unless Tenant has given Landlord written notice that an act or omission by Landlord is about to occur or has occurred which will cause a delay in construction of the Tenant Improvements, and Landlord has failed to cure such delay within two (2) business days after Landlord's receipt of such notice, in which case, the number of days of delay after such notice shall constitute a Landlord Delay. Landlord shall pay all of the costs and expenses incurred by Landlord which result from a Landlord Delay.

7. Tenant Delays. There shall be no extension of the scheduled Commencement Date or Expiration Date of the term of the Lease (as otherwise permissibly extended in accordance with the provisions of Section 6 above) if the Work has not been Substantially Completed by the scheduled Commencement Date due to any delay attributable to Tenant and/or Tenant's Representatives or Tenant's intended use of the Premises (collectively, "Tenant Delays"), including, but not limited to, any of the following described events or occurrences: (a) delays related to changes made or requested by Tenant to the Work and/or the Final Drawings; (b) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or other information required under Section 3 and 4 above; (c) the failure of Tenant to comply with the requirements of Section 10 below; (d) Tenant's requirements for special work or materials, finishes, or installations other than the building Standards or Tenant's requirements for special construction or phasing (including, but not limited to, the door proposed to be installed at the First floor lobby stairway, and the folding wall proposed for the training room); (e) any changes required by the fire department, building or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements if such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements; (f) the performance of any additional work pursuant to a Change Request (defined below in Section 11) which is requested by Tenant; (g) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant, including, without limitation, any failure to complete or any delay in the completion of such work; or (h) any and all delays caused by or arising from acts or omissions of Tenant and/or Tenant's Representatives, in any manner whatsoever, including, but not limited to, any and all revisions to the Final Drawings. Any delays in the construction of the Tenant Improvements due to any of the events described above, shall in no way extend or affect the date on which Tenant is required to commence paying Rent under the terms of the Lease. It is the intention of the parties that all of such delays will be considered Tenant Delays for which Tenant shall be wholly and completely responsible for any and all consequences related to such delays, including, without limitation, any costs and expenses attributable to increases in labor or materials.

8. Tenant Improvement Allowance. Landlord and Tenant hereby acknowledge and agree that the Tenant Improvement Costs (defined in Section 9 below) for the Tenant Improvements, based upon the Initial Plans approved by Landlord and Tenant in accordance with the provisions of Section 4 above, are estimated to be approximately Three Hundred Twenty-nine Thousand Forty-eight Dollars ($329,048.00) (the "Estimated TI Costs"). If the actual Tenant Improvement Costs varies from this estimate by more than twenty-five percent (25%), then Landlord may required any of the following, in its sole discretion: (a) changes be made to the Final Drawings to reduce the cost of the Tenant Improvements and Landlord may refuse to sign any construction contract or Change Orders to the construction contract, as the case may be, until such changes are made to the sole satisfaction of Landlord; (b) Tenant to deposit into a separate escrow account cash in an amount equal to the Excess Tenant Improvement Costs (defined in Section 10 below); (c) Tenant to provide Landlord evidence satisfactory to Landlord, in its sole discretion, that Tenant has adequate financial resources to pay for the Excess Tenant Improvement Costs, as solely determined by Landlord; and/or (a) Tenants to pay all of the Excess Tenant Improvement Costs before Landlord's contribution of the Tenant Improvement Allowance (defined in Section 10 below); provided, however, in no event or circumstance shall the Tenant Improvement Costs exceed the maximum amount of Four Hundred Eleven Thousand Three Hundred Ten Dollars ($411,310.00), which amount is based on the amount of Ten Dollars ($10.00) per rentable square foot for 41,131 square feet of the Premises which is to be improved, as described in the Initial Plans. Subject to the foregoing, Landlord shall provide an allowance for the planning and construction of the Tenant Improvements for the Work to be performed in the Premises, as described in the Initial Plans and the Final Drawings, in the amount of Three Hundred Twenty-nine Thousand Forty-eight Dollars ($329,048.00) (the "Tenant Improvement Allowance") based upon an allowance of Eight Dollars ($8.00) per rentable square foot for 41,131 square feet of the Premises which is to be improved, as described in the Initial Plans and the Final Drawings. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Tenant Improvement Allowance specified above exceeds the actual Tenant Improvement Costs. The Tenant Improvement Allowance shall only be used for tenant improvements typically installed by Landlord in office/R&D buildings. The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs and shall be subject to the provisions of Section 10 below.

9. Tenant Improvement Costs. The Tenant Improvements' cost ("Tenant Improvement Costs") shall mean and include any and all costs and expenses of the Work, including without limitation, all of the following:

         (a) All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, the Initial Plans and the Final Drawings) for the Tenant Improvements, and architectural fees, engineering costs and fees, and other costs associated with completion of said plans;

         (b) All costs of obtaining building permits and other necessary authorizations and approvals from the City of San Diego and other applicable jurisdictions;

         (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

         (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord's consultants and the General Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials constituting the Work;

         (e) All fees payable to the General Contractor, architect and Landlord's engineering firm if they are required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Final Drawings; and

         (f) A construction management fee payable to Landlord in the amount of the following percentages of all direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises and the Building; five percent (5%) of the first $200,000; four percent (4%) of the next $100,000; and three percent (3%) of the remainder;

         (g) All costs of design, fabrication, installation, and permitting of Tenant identification signage, in accordance with Exhibit H.

10. Excess Tenant Improvement Costs. Prior to commencing the Work, Landlord shall submit to Tenant a written statement of the actual Tenant Improvement Costs (the "Actual TI Costs") (which shall include the amount of any overtime projected as necessary to Substantially Complete the Work by the Completion
Date) as then known by Landlord, and such statement shall indicate the amount, if any, by which the Actual TI Costs exceeds the Tenant Improvement Allowance (the "Excess Tenant Improvement Costs"). The term "Excess Tenant Improvement Costs" shall also include the costs related to any and all Change Orders. Tenant agrees, within three (3) days after submission to it of such statement, to execute and deliver to Landlord, in the form then in use by Landlord, an authorization to proceed with the Work Tenant shall faithfully pay all of the Excess Tenant Improvement Costs to Landlord in cash, concurrently with Tenant's delivery to Landlord of the aforementioned signed written authorization to proceed. No Work shall be commenced until Tenant has fully complied with the preceding provisions of this Section 10. If Tenant fails to remit the sums so demanded by Landlord pursuant to Section 8 above and this Section 10 within the time periods required, Landlord may, at its option, declare Tenant in default under the Lease.

11. Change Requests. No changes or revisions to the approved Final Drawings shall be made by either Landlord or Tenant unless approved in writing by both parties. Upon Tenant's request and submission by Tenant (at Tenant's sole cost and expense) of the necessary information and/or plans and specifications for any changes or revisions to the approved Final Drawings and/or for any work other than the Work described in the approved Final Drawings ("Change Requests") and the approval by Landlord of such Change Request(s), which approval Landlord agrees shall not be unreasonably withheld, conditioned or delayed Landlord shall perform the additional work associated with the approved Change Request(s), at Tenant's sole cost and expense, subject, however, to the following provisions of the Section 11. Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to Tenant a written statement of the cost of such additional work and a proposed tenant change order therefor ("Change Order") in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work in the following described manner. Any costs related to such approved Change Request(s), Change Order and any delays associated therewith, shall be added to the Tenant Improvement Costs and shall be paid for by Tenant as and with any Excess Tenant Improvement Costs as set forth in
Section 10 above. The billing for such additional costs to Tenant shall be accompanied by evidence of the amounts billed as is customarily used in the business. Costs related to approved Change Requests and Change Orders shall include, without limitation, any architectural or design fees, Landlord's construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord and/or Landlord's consultants, and the General Contractor's price for offering the change. If Tenant fails to execute or deliver such Change Order, or to pay the costs related thereto, then Landlord shall not be obligated to do any additional work related to such approved Change Request(s) and/or Change Orders, and Landlord may proceed to perform only the Work, as specified in the Final Drawings.

12. Termination. If the Lease in terminated prior to Completion Date, for any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination include, but not limited to, any costs related to the removal of all or any portion of the Tenant Improvements and restorations costs related thereto. Subject to the provisions of Section 10.2 of the Lease, upon the expiration or earlier termination of the Lease, Tenant shall not be required to remove the Tenant Improvements it being the intention of the parties that the Tenant Improvements are to be considered incorporated into the Building. Notwithstanding anything to the contrary contained herein, Landlord shall have the right to terminate the Lease, upon written notice to Tenant, if Landlord is unable to obtain a building permit for the Tenant Improvements with Sixty (60) days from the date the Lease is signed by Tenant.

13. Tenant Access. Landlord shall grant Tenant a license to have access to the Premises on August 1, 1999 (prior to the Completion Date) to allow Tenant to do other work required by Tenant to make the Premises ready for Tenant's use, consisting of installing telephone and computer wiring and systems, and installing cubicles (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

         (a) Tenant shall give to Landlord a written request to have such access not less than two (2) business days prior to the date on which such proposed access will commence (the "Access Notice"). The Access Notice shall contain or be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; (v) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds) and instruments of indemnification against all claims, costs, expenses, penalties, fines, and damages which may arise in connection with Tenant's Pre-Occupancy Work; and (vi) assurances of the ability of Tenant to pay for all of Tenant's Pre-Occupancy Work and/or a letter of credit or other security deemed appropriate by Landlord securing Tenant's lien-free completion of Tenant's Pre-Occupancy Work.

         (b) Such pre-term access by Tenant and Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invites shall be subject to scheduling by Landlord.

         (c) Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, interfere with Landlord or Landlord's agents or representatives in performing the Work and any additional work pursuant to approved Change Orders, Landlord's work in other areas of the Building or the Park, or the general operation of the Building. If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, include, without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke such license upon twenty-four (24) hours' prior written notice to Tenant. Landlord shall use commercially reasonable efforts (i) not to interfere with Tenant's Pre-Occupancy Work and (ii) shall work in harmony with Tenant's agents and representatives.

         (d) Any such entry into and occupancy of the Premises or any portion thereof by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to any property placed therein prior to the commencement of the term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of Premises, the Work or the additional work related to any approved Change Orders caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to be incurred by Landlord or requires the use of other Building services, Tenant shall promptly reimburse Landlord for such extra costs and/or shall pay Landlord for such other Building services at Landlord's standard rates then in effect.

14. Improvements by Landlord. Landlord and Tenant acknowledge and agree that, in consideration of Tenant entering into this Lease, Landlord shall construct, install or otherwise perform at its sole cost the following improvements:

         (a) Installation of a security card key access system in the Building elevator and at the door proposed to be installed at the First Floor lobby stairway;

         (b) Removal of eucalyptus trees (to be mutually approved by Landlord and Tenant) to allow reasonably unobstructed view of Tenant's exterior sign from Sorrento Valley Road;

         (c) Construct acoustical ceiling, drop sprinkler heads, install carpet to reasonably match the existing carpet (if available), provide heating, ventilation and air conditioning, and demolish the demising walls separating the portions of the Premises currently in shell condition.

15. Lease Provisions; Conflict. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this EXHIBIT B, are hereby incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

                             SCHEDULE 1 OF EXHIBIT B
                                   PAGE 1 OF 3










                                    [PICTURE]

                             SCHEDULE 1 OF EXHIBIT B
                                   PAGE 2 OF 3










                                    [PICTURE]

                             SCHEDULE 1 OF EXHIBIT B
                                   PAGE 3 OF 3










                                    [PICTURE]

                          EXHIBIT C TO LEASE AGREEMENT
                               RULES & REGULATIONS

This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C to that certain Lease Agreement dated June 21, 1999 (the "Lease"), by and between Legacy-RECP Sorrento OPCO, LLC, a Delaware limited liability company ("Landlord") and NETPARTNERS INTERNET SOLUTIONS, Inc., a Delaware corporation ("Tenant") for the leasing of certain premises located at 10240 Sorrento Valley Road, 1st (Storage Room), 2nd (All) and 3rd (All) Floors, San Diego, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord.

4. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Park.

6. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior written consent of Landlord, unless said door is part of a private office, in which case Landlord's prior consent is not required.

7. Tenant agrees not to make any duplicate keys without the prior consent of Landlord, unless said key operates a lock installed on a private office door, in which case Landlord's prior consent is not required.

8. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other Tenants.

9. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

10. No person shall go on the roof without Landlord's permission.

11. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

12. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

13. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

14. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

15. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

16. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

17. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Park or any of the Common Areas of the foregoing.

18. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.

19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating, ventilation and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has notice, and shall refrain from attempting to adjust controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day. Heat and air conditioning shall be provided during ordinary business hours of generally recognized business days, but not less than the hours of 7:00 a.m. to 6:00 p.m. on Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturday (excluding in any event Sundays and legal holidays).

20. Tenant shall have access to the Premises at all times. However, Landlord reserves the right to exclude from the Building (unless Tenant leases the entire Building) between the hours of 6:00 p.m. and 7:00 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Saturdays, Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building, has a pass, is properly identified, or has been authorized by Tenant (as long as Tenant has notified Landlord in advance). Tenant shall be responsible for all persons for whom its requests passes and shall be liable to Landlord for all acts or omissions of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action. Should Landlord install a security card key access system, Tenant shall pay Landlord Landlord's actual cost for each security card issued to Tenant (including new and replacement cards).

21. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and, except with regard to Tenant's computers and other equipment which requires utilities on a twenty-four hours basis, all electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

22. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invoices, shall have caused it.

23. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Tenant shall not use in any space or in the public halls of the Building any mailcarts or hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building except as provided in the Parking Rules and Regulations.

25. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

26. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

27. Landlord reserves the right to make such other and reasonable Rules and Regulations (including Parking Rules and Regulations) as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

28. Tenant shall be responsible for the observation of all of the foregoing rules by Tenant's employees, agents, representatives, contractors, consultants, clients, customers, invitees, guests, subtenants and assignees.

                                    EXHIBIT E

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Lessor (identified below) to evaluate and finalize a lease agreement with you as lessee. After a lease agreement is signed by you and the Lessor (the "Lease Agreement"), on an annual basis in accordance with the provisions of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Lessor subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Lessor to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Lessor's Agent:       Legacy Partners Commercial, Inc.
                      6480 Weathers Place, Suite 245
                      San Diego, California  92121
                      Phone:  (619) 453-4800

Name of (Prospective) Lessee: __________________________________________________

Mailing Address: _______________________________________________________________

________________________________________________________________________________

Contact Person, Title and Telephone Number(s): _________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s): ___________________________________________________________

________________________________________________________________________________

Address of (Prospective) Premises: _____________________________________________

Length of (Prospective) initial Term: __________________________________________

1.    GENERAL INFORMATION:

      Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing lessees should describe any proposed changes to on-going operations.

      __________________________________________________________________________
      __________________________________________________________________________

2.    USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

      2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing lessees should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

            Wastes                   Yes [ ]               No [ ]
            Chemical Products        Yes [ ]               No [ ]
            Other                    Yes [ ]               No [ ]

            If Yes is marked, please explain: __________________________________
            ____________________________________________________________________
            ____________________________________________________________________

      If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing lessees should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.    STORAGE TANKS AND SUMPS

      3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing lessees should describe any such actual or proposed activities.

            Yes [ ]              No [ ]

            If Yes, please explain: ____________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

4.    WASTE MANAGEMENT

      4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing lessees should describe any additional identification numbers issued since the previous certificate.

            Yes [ ]              No [ ]

      4.2 Has your company filed a biannual or quarterly reports as a hazardous waste generator? Existing lessees should describe any new report filed.

            Yes [ ]              No [ ]

            If yes, attach a copy of the most recent report filed.

5.    WASTEWATER TREATMENT AND DISCHARGE

      5.1   Will your company discharge wastewater or other wastes to:

            ______ storm drain?             ______ sewer?
            ______ surface water?           ______ no wastewater or other wastes
                                                   discharged

            Existing lessees should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

            ____________________________________________________________________
            ____________________________________________________________________

      5.2   Will any such wastewater or waste be treated before discharge?

            Yes [ ]              No [ ]

            If yes, describe the type of treatment proposed to be conducted. Existing lessees should describe the actual treatment conducted.

            ____________________________________________________________________
            ____________________________________________________________________

6.    AIR DISCHARGES

      6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing lessees should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

            Yes [ ]              No [ ]

            If Yes, please describe: ___________________________________________
            ____________________________________________________________________
            ____________________________________________________________________


      6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing lessees should specify any such equipment being operated in, on or about the Premises.

            ______ Spray booth(s)           ______ Incinerator(s)
            ______ Dip tank(s)              ______ Other (Please describe)
            ______ Drying oven(s)           ______ No Equipment Requiring Air
                                                   Permits

            If Yes, please describe: ___________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

7.    HAZARDOUS MATERIALS DISCLOSURES

      7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing lessees should indicate whether or not a Management Plan is required and has been prepared.

            Yes [ ]              No [ ]

            If yes, attach a copy of the Management Plan. Existing lessees should attach a copy of any required updates to the Management Plan.

      7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing lessees should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

            Yes [ ]              No [ ]

            If Yes, please explain: ____________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

8.    ENFORCEMENT ACTIONS AND COMPLAINTS

      8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing lessees should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

            Yes [ ]              No [ ]

            If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing lessees should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Lessor pursuant to the provisions of Section 29 of the signed Lease Agreement.

            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

      8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

            Yes [ ]              No [ ]

            If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Lessor. Existing lessees should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

      8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing lessees should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

            Yes [ ]              No [ ]

            If yes, please describe. Existing lessees should describe any such problems or complaints not already disclosed to Lessor under the provisions of the signed Lease Agreement

            ____________________________________________________________________
            ____________________________________________________________________

9.    PERMITS AND LICENSES

      9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air omissions permits, and use permits or approvals. Existing lessees should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Lessee shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Lessor's receipt and/or approval of such certificate. Lessee further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Lessee from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Lessee's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Lessor, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Lessee is in compliance with all Environmental Laws; (i) the delivery of such certificate to Lessor and/or Lessor's acceptance of such certificate, (ii) Lessor's review and approval of such certificate, (iii) Lessor's failure to obtain such certificate from Lessee at any time, or (iv) Lessor's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Lessee or Lessee's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Lessor and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I, (print name) ________________________________, acting with full authority to bind the (proposed) Lessee and on behalf of the (proposed) Lessee, certify, represent and warrant that the information contained in this certificate is true and correct.

TENANT

By: ___________________________________

Title: ________________________________

Date: _________________________________

                                    EXHIBIT F

                       FIRST AMENDMENT TO LEASE AGREEMENT
                           CHANGE OF COMMENCEMENT DATE

This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of __________________________________, by and between
________________________ ("Landlord"), and ________________________ ("Tenant"),
with reference to the following facts:

    RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated ______________ (the "Lease"), for the leasing of certain premises containing approximately _______________ rentable square feet of space located at ________________________________________, California (the "Premises") as
    such Premises are more fully described in the Lease.

B.  Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

    1. Recitals: Landlord and Tenant agree that the above recitals are true and correct.

    2.  The Commencement Date of the Lease shall be _______________________.

    3.  The last day of the Term of the Lease (the "Expiration Date") shall be
        ______________________.

    4.  The dates on which the Base Rent will be adjusted are:

        for the period __________ to __________ the monthly Base Rent shall be $_______________;
        for the period __________ to __________ the monthly Base Rent shall be $_______________; and
        for the period __________ to __________ the monthly Base Rent shall be $_______________.

    5. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

    6. Definitions: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

    7. Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

    8. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

TENANT

By: ___________________________________

Title: ________________________________

Date: _________________________________


LANDLORD
Legacy Partners Commercial, Inc.

By: ___________________________________

                           EXHIBIT G (TENANT/LANDLORD)

           TENANT'S INITIAL HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE


Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Lessor:     Legacy-RECP Sorrento OPCO, LLC
            c/o Legacy Partners Commercial, Inc.
            6480 Weathers Place, Suite 245
            San Diego, California 92121
            Phone: (619) 453-4800

Name of (Prospective) Lessee:  NETPARTNERS INTERNET SOLUTIONS, Inc.

Mailing Address: _______________________________________________________________
________________________________________________________________________________

Contact Person, Title and Telephone Number(s): _________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s): ___________________________________________________________

Address of (Prospective) Premises: 10240 Sorrento Valley Road, 2nd and 3rd Floors, San Diego, CA

Length of (Prospective) initial Term:  Three (3) years

1.    GENERAL INFORMATION:

      Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

      __________________________________________________________________________
      __________________________________________________________________________

2.    USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

      2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

            Wastes                  Yes [ ]               No [ ]
            Chemical Products       Yes [ ]               No [ ]
            Other                   Yes [ ]               No [ ]

            If Yes is marked, please explain: __________________________________
            ____________________________________________________________________
            ____________________________________________________________________

      2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.    STORAGE TANKS AND SUMPS

      3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

            Yes [ ]              No [ ]

            If Yes, please explain: ____________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

4.    WASTE MANAGEMENT

      4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

            Yes [ ]              No [ ]

      4.2 Has your company filed a biannual or quarterly reports as a hazardous waste generator? Existing tenants should describe any new report filed.

            Yes [ ]              No [ ]

            If yes, attach a copy of the most recent report filed.

5.    WASTEWATER TREATMENT AND DISCHARGE

      5.1   Will your company discharge wastewater or other wastes to:

            ______ storm drain?           ______ sewer?

            ______ surface water?         ______ no wastewater or other wastes
                                                 discharged

            Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

            ____________________________________________________________________
            ____________________________________________________________________

      5.2   Will any such wastewater or waste be treated before discharge?

            Yes [ ]              No [ ]

            If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

            ____________________________________________________________________
            ____________________________________________________________________

6.    AIR DISCHARGES

      6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

            Yes [ ]              No [ ]

            If Yes, please describe: ___________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

      6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

            ______ Spray booth(s)        ______ Incinerator(s)
            ______ Dip tank(s)           ______ Other (Please describe)
            ______ Drying oven(s)        ______ No Equipment Requiring Air
                                                Permits

            If Yes, please describe: ___________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

7.    HAZARDOUS MATERIALS DISCLOSURES

      7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

            Yes [ ]              No [ ]

            If yes, attach a copy of the Management Plan. Existing tenants should attach a copy of any required updates to the Management Plan.

      7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

            Yes [ ]              No [ ]


            If Yes, please explain: ____________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

8.    ENFORCEMENT ACTIONS AND COMPLAINTS

      8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

            Yes [ ]              No [ ]

            If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

      8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

            Yes [ ]              No [ ]

            If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

      8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

            Yes [ ]              No [ ]

            If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Lessor under the provisions of the signed Lease Agreement

            ____________________________________________________________________
            ____________________________________________________________________


9.    PERMITS AND LICENSES

      9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air omissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

            The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Lessor to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Tenant's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I, (print name) ________________________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

TENANT
NETPARTNERS INTERNET SOLUTIONS, Inc.

By: ___________________________________

Title: ________________________________

Date: _________________________________

                                    EXHIBIT H
                                  SIGN CRITERIA

Tenant shall be entitled to display its business name on signs to be mounted in the following locations, provided such exact locations shall be subject to Landlord's reasonable approval:

(A)   Tenant's name and logo on the cast fascia of the Building;

(B) Tenant's name and logo in the Building's first-floor lobby at the bottom of the second-floor "catwalk,"

(C) Tenant's name and logo adjacent to Tenant's Premises entry doors on the second and third floors;

(D) Tenant's name and logo on a monument sign to be installed at the entrance to the driveway on Sorrento Valley Road. (Tenant shall pay one-half of the costs of the monument sign structure, in addition to the entire cost of Tenant's name and logo);

(E) Tenant's name and logo on the west fascia of the Building, but only if signage rights at this location are also granted to one or more other tenants.

In addition to the above, Landlord shall construct a "way-finding" sign at a locations near the bridge showing the addresses of the Buildings within the Park with arrows pointing in the direction such building is located. The cost of such sign shall be divided equally between Landlord and Tenant.

Notwithstanding the above, all aspects of said signage (including, but not limited to, size, font, color, location, etc.) shall be subject to Landlord's reasonable approval, and must meet governmental and quasi-governmental regulations. Furthermore, all signage shall be non-exclusive and may be shared by other tenants.

The fabrication and installation of all Tenant signage shall be at Tenant's sole expense. The removal of said signage and repair of any damage caused by such removal at the end of the Term shall also be at Tenant's sole expense.

                                  ADDENDUM ONE
                           OPTION TO EXTEND THE LEASE


The Addendum One ("Addendum") is incorporated as a part of that certain Lease Agreement dated June 21, 1999 (the "Lease"), by and between Legacy-RECP Sorrento OPCO, LLC, a Delaware limited liability company ("Landlord") and NETPARTNERS INTERNET SOLUTIONS, Inc., a Delaware corporation ("Tenant") for the leasing of certain premises located at 10240 Sorrento Valley Road, 1st (Storage Room), 2nd
(All) and 3rd (All) Floors, San Diego, California as more particularly described in Exhibit A to the Lease (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. Grant of Extension Option. Subject to the provisions of this Addendum, if tenant has not at any time been in default of its obligations beyond applicable cure periods more than three (3) times during any twelve (12) month period of the initial term of this Lease (a "Chronic Default"), or is not in default in the performance of any of its obligations under this Lease beyond applicable cure periods at the time of Tenant's exercise of this option to extend the initial term of this Lease, Tenant shall have the right, at its option (the "Option"), to extend the initial term of the Lease for one (1) additional Three
(3) year period (the "Extended Term").

2. Tenant's Option Notice. If Landlord does not receive written notice from Tenant of its exercise of this Option on date which is not more than two hundred seventy (270) days nor less than one hundred eighty (180) days prior to the end of the initial term of the Lease ("Option Notice"), all rights under this Option shall automatically lapse and terminate and shall be of no further force or effect. Time is of the essence herein.

3. Establishing the Monthly Base Rent for the Extended Term. The monthly Base Rent for the Extended Term shall be the then current market rent for similar space within the competitive market area of the Premises (the "Fair Rental Value") agreed upon by and between Landlord and Tenant and their agents appointed for this purpose. The "Fair Rental Value" of the Premises shall be defined to mean the current market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality size, design and location of the Premises, including the condition and value of the existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located within the competitive market area of the Premises.

If Landlord and Tenant are unable to agree on the Fair Rental Value for the Extended Term within ten (10) days of receipt by Landlord of the Option Notice, Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested commercial real estate MAI appraiser (hereinafter "appraiser") with at least ten (10) years' full-time commercial real estate appraisal experience in the geographical area of the Premises to set the Fair Rental Value for the Extended Term. If either Landlord or Tenant does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Fair Rental Value for the Extended Term. If two
(2) appraisers are appointed by Landlord the Tenant as stated in this paragraph, they shall meet promptly and attempt to set the Fair Rental Value. If the two
(2) appraiser are unable to agree within ten (10) days after the second appraiser has been appointed, they shall attempt to select a third appraiser, meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) appraisers agree given to set the Fair Rental Value. If they are unable to agree on the third appraiser, either Landlord or Tenant by giving ten (10) days' notice to the other party, can apply to the Presiding Judge of the Superior Court of the county in which the Premises is located for the selection of a third appraiser who meets the qualifications stated in this paragraph. Landlord and Tenant each shall bear on one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant. Within fifteen (15) days after the selection of the third appraiser, the third appraiser shall determine the Fair Rental Value for the Extended Term, which Fair Rental Value shall not be higher than the highest Fair Rental Value nor lower than the lowest Fair Rental Value submitted by the first two appraisers as the Fair Rental Value for the Extended Term. If either of the first two appraisers fails to submit their opinion of the Fair Rental Value , then the single Fair Rental Value submitted shall automatically be the monthly Base Rent for the Extended Term.

Upon determination of the initial monthly Base Rental for the Extended Term, pursuant to the terms outlined above, Landlord and Tenant shall immediately execute an amendment to the Lease. Such amendment, shall set forth among other things, the initial monthly Base Rent for the Extended Term, and the actual commencement date and expiration date of the Extended Term and shall otherwise be on the same terms and provisions of the Lease to the extent then applicable (by way of example only, the provisions of Exhibit B to the Lease may not be applicable during the Extended Term). Tenant shall have no other right to further extend the term of the Lease under this Addendum unless Landlord and Tenant otherwise expressly agree in writing.

4. Condition of Premises and Brokerage Commissions for the Extended Term. If Tenant timely and properly exercises this Option, in accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will solely be responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured for hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with this Option; and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker.

5. Limitations On, and Conditions To, Extension Option. At Landlord's option, all rights of Tenant under this Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant has been in Chronic Default at any time during the initial term of the Lease, or is in default in the performance of any of its obligations under this Lease beyond any applicable cure periods at the time of Tenant's exercised of this Option; and/or (2) Tenant's financial condition is unacceptable to Landlord at the time of Tenant's delivery to Landlord of the Option Notice (provided, however, if there is not any substantial adverse change in Tenant's net profits during the prior three (3) fiscal quarters of Tenant's operations then Tenant's then existing financial condition shall be acceptable to Landlord); and/or (3) Tenant has failed to exercise properly the Option described in this Addendum in a timely manner in strict accordance with the provisions of this Addendum, and/or (4) Tenant no longer has lawful possession of the Premises under the Lease, or if the Lease has been terminated earlier, pursuant to the terms of the Lease.

6. Time is of the Essence. Time is of the essence with respect to each and every time period set forth in this Addendum.

                                  ADDENDUM TWO
                             RIGHT OF FIRST REFUSAL


This Addendum Two is incorporated as a part of that certain Lease Agreement dated June 21, 1999 (the "Lease"), by and between Legacy-RECP Sorrento OPCO, LLC, a Delaware limited liability company ("Landlord") and NETPARTNERS INTERNET SOLUTIONS, Inc., a Delaware corporation ("Tenant") for the leasing of certain premises located at 10240 Sorrento Valley Road, 1st (Storage Room), 2nd (All) and 3rd (All) Floors, San Diego, California (the "Premises").

During the initial term of the Lease only, Tenant shall have a continuous First Right to Lease ("Right of First Refusal") all or a portion of the continuous space within the First Floor of Building 10240 (consisting of approximately 24,086 square feet), and the vacant space at Building 10220 (consisting of approximately 15,590 square feet), as outlined on Exhibit A attached hereto and made a part hereof (the "Expansion Space"). Tenant's right, as granted herein, is subject tot he following conditions:

      i. Tenant's Right of First Refusal shall be void if Tenant is currently in default or has been in default more than three (3) times during any twelve
(12) month period of the initial Term of this Lease, in the performance of any of its obligations under the Lease;

      ii. Tenant's Right of First Refusal shall be subject to Landlord's review and approval of Tenant's then current financial condition; and

      iii. Tenant's Right of First Refusal shall be subject to the rights of the then existing tenant pursuant to its existing Lease, as such Lease may be modified, amended or extended.

Provided the above conditions are satisfied, and upon Landlord's receipt of a third party offer to lease the Expansion Space which Landlord is willing to accept, Landlord will offer this Right of First Refusal to Tenant in writing stating all material terms on which Landlord proposes to lease such Expansion Space to Tenant and Tenant shall have five (5) business days after deliver of such notice to notify Landlord in writing ("Election Notice") of Tenant's election to lease all the Expansion Space upon those terms. If Tenant fails to notify Landlord of Tenant's election to lease the Expansion Space within the time specified herein, it shall be deemed that (i) Tenant has elected not to lease said Expansion Space, and (ii) Landlord may thereafter enter into a Lease Agreement with a third party. Time is of the essence herein.

In the event Tenant exercises this Right of First Refusal as herein provided, Tenant shall provide Landlord an additional Security Deposit equal to the Rent due for the first month of Tenant's lease term for the Expansion Space, and the parties shall have ten (10) working days after Landlord receives the Election Notice from Tenant in which to execute an amendment to the Lease setting forth the agree-upon terms. Upon full execution of an amendment for the Expansion Space, the nonrefundable deposit shall be credited toward Rent or security deposit for the Expansion Space, as agreed between the parties.

This Right of Refusal shall terminate and be of no force and effect if, at any time, Tenant is or has been in default of the performance of any of the covenants, conditions or agreements to be performed under this Lease, or the Premises are being subleased at the time of this Right of First Refusal is offered.

This Right of First Refusal is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease.

Should Tenant exercise the Right herein, Landlord and Tenant shall execute an amendment to this Lease, adding the Expansion Space to the Premises and adjusting the Rent and Tenant's Share set forth in the Basic Lease Information. If Tenant does not elect to exercise the Right herein, based upon the material terms proposed by Landlord, all Rights under this Right of First Refusal shall terminate and be of no further force and effect.

                       FIRST AMENDMENT TO LEASE AGREEMENT


This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of August 2, 1999, by and between Legacy-RECP Sorrento OPCO, LLC, a Delaware limited liability company ("Landlord"), and WebSENSE, Inc., a Delaware corporation ("Tenant"), with reference to the following facts:

                                    RECITALS

A. Landlord and NetPartners Internet Solutions Inc., have entered into that certain Lease Agreement dated June 21, 1999 (the "Lease"), for the leasing of certain premises containing approximately 41,259 rentable square feet of space located at 10240 1st (Storage Room), 2nd (All) and 3rd (All) Floors, San Diego, California (the "Premises") as such Premises are more fully described in the Lease.

B.    NetPartners Internet Solutions, Inc., has changed it's name to WebSENSE,
      Inc.

C. Landlord and Tenant wish to amend the location of the Storage Room of the First Floor.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      1. Recitals: Landlord and Tenant agree that the above recitals are true and correct.

      2. Exhibit A. ("Premises") of the Lease is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

      3. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

      4. Definitions: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

      5. Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the persons signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

      6. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

TENANT:                                   LANDLORD:

WebSENSE, Inc.                            Legacy-RECP Sorrento OPCO, LLC
a Delaware corporation                    a Delaware limited liability company

By:   /s/ [illegible]                     By: Legacy Partners Commercial, Inc.
      -------------------------------
Its:  VP Financing                            As Manager and Agent of Landlord
      -------------------------------
Date: August 4, 1999
      -------------------------------     By:   /s/ [illegible]
                                                -------------------------------
By:   /s/ [illegible]
      -------------------------------
Its:  CEO                                 Date: 9/1/99
      -------------------------------
Date: August 4, 1999
      -------------------------------

                                    EXHIBIT A
                                   (CONTINUED)



                                    [PICTURE]





                                    [PICTURE]

                              EXHIBIT A - PREMISES


This exhibit, entitled "Premises", is and shall constitute EXHIBIT A to that certain First Amendment to Lease Agreement dated August 2, 1999 (the "Amendment"), by and between Legacy-RECP Sorrento OPCO, LLC, a Delaware limited liability company ("Landlord") and WEBSENSE, Inc., a Delaware corporation ("Tenant") for the leasing of certain premises at 10240 Sorrento Valley Road, 1st (Storage Room), 2nd (All) and 3rd (All) Floors, San Diego, California (the "Premises").

The premises consist of the rentable square footage of space specified in the Base Lease Information and has the address specified in the Base Lease Information. The Premises are a part of and are contained in the Building specified in the Base Lease Information. The cross-hatched area depicts the Premises within the Building.





                                    [PICTURE]










                                    [PICTURE]

                              ESTOPPEL CERTIFICATE


RE:      Netpartners Internet Solutions, Inc., a Delaware corporation
         ----------------------------------------------------------------------
         Tenant's Full Name

         10240 Sorrento Valley Road Suite No.:
         --------------------------            ----------------
         Full Address

         San Diego, CA  92121
         ------------------------------------------------------
         City, State, Zip

         Legacy RECP Sorrento QPCO, LLC
         ------------------------------------------------------
         (Borrower)


TO:      FREMONT INVESTMENT & LOAN
         ------------------------------------------------------
         (Lender)
         ATTN: Debi Williams


Sir/Madam:

                                    RECITALS

1. Borrower is either Lessor or the successor-in-interest to Lessor and has applied for a loan (the "loan") from Lender.

2. The proposed Loan will be secured by, among other things, the Lease Agreement (the "Lease") reference herein.

3. The undersigned (hereinafter called "Lessee") is the Lessee of the above-referenced property under the following lease agreement:

      3.1   Date of Lease:  June 21, 1999
                          ------------------------------------------------------

      3.2   Name of Original Lessor:  RECP Sorrento OPCO, LLC
                                    --------------------------------------------

      3.3   Name of Original Lessee:  NETPARTNERS INTERNET SOLUTIONS, Inc.,
                                    --------------------------------------------
            company name was changed to WebSENSE, Inc. per the First Amendment
            --------------------------------------------------------------------
            to Lease
            --------------------------------------------------------------------

      3.4   Suite or Unit Number:  10240 Sorrento Valley Road
                                 -----------------------------------------------

      3.5   Net Rentable S.F.:  41,259 square feet
                              --------------------------------------------------

      3.6   Expiration date of existing term:  August 31, 2002
                                             -----------------------------------

      3.7   Number and length of options (if none, write none):  One additional
                                                               -----------------
            3 years
            --------------------------------------------------------------------

      3.8 There are no Assignments, Amendments, Addendums, Modifications, Extensions and/or Options to the Lease, except for (if none, write none): Addendum 1, Option To Extend The Lease (dated 6/21/99),
                  --------------------------------------------------------------
            Addendum 2, Right of First Offer (dated 6/21/99), and First
            --------------------------------------------------------------------
            Amendment To Lease Agreement Change of Commencement Date, (dated
            --------------------------------------------------------------------
            6/2/99)
            --------------------------------------------------------------------

      3.9   Current Fixed Monthly Base Rent:  $54,452.00
                                            ------------------------------------

      3.10  Current Total Monthly Expense Reimbursement (if none, write none):
            $9,065.00

      3.11  Total Parking Spaces Leased (if none, write none): One exclusive and
                                                              ------------------
            designated
            --------------------------------------------------------------------

      3.12  Total Current Parking Rent (if none, write none):  None
                                                             -------------------

      3.13  Present or Future Rent Abatement (if none, write none):  None
                                                                   -------------

4. Said lease agreement, together with the assignments, amendments, addendums, modifications, extensions and/or options described above (collectively called "Lease") constitute the entire agreement between Lessee and Lessor with respect to the Leased Premises.

Fremont Investment & Loan
Estoppel Certificate
Page 2

5.    As of this date the Lease is in full force and effect.

      5.1 Lessee is the actual occupant and is in possession of the Leased Premises.

      5.2 Lessee has not assigned, transferred or hypothecated it's interest under the Lease.

      5.3 All construction and installation of tenant improvements required to be performed by, or paid by Lessor, under the Lease have been completed and the Leased Premises has been accepted by Lessee. All expenditures have been made and costs paid that are required of the Lessee under the lease.

6.    As of this date, no breach exists on the part of Lessee under the Lease.

7. To the best knowledge of Lessee, as of this date, no breach exists on the part of Lessor under the Lease.

8.    As to the rent:

      8.1 No rent has been prepaid more than thirty (30) days in advance of its' due date.

      8.2   Lessee has no offsets or credits against rents payable.

      8.3 Lessee has no claim against Lessor for any security or other deposits other than the sum, which was paid pursuant to the terms of the Lease.

      8.4 The Fixed Monthly Base Rent, referenced above, does not include any expense reimbursement or reimbursement for tenant improvements or rental charges based on a percentage of sales.

9. Lessee does not engage in any activity on or about the Leased Premises which constitutes or causes a Hazardous Substance Activity and Lessee does not know of, nor has any reasonable cause to believe that a Hazardous Substance, or a condition involving or resulting from the same, has come to be located in, or, under or about the Leased Premises except for the following.

      (if none write "none"): __________________________________________________

The term "Hazardous Substance Activity" means any actual, proposed or threatened storage, holding, existence, release, omission, discharge, generation, processing, treatment, abatement, removal, disposition, handling or transportation by any person of any Hazardous Substance from, under, into or on the Leased Premises or the real property and improvements of which the Leased Premises is a part, or surrounding property. The term "Hazardous Substance" means (a) any chemical, compound, material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws as a "hazardous substance", "hazardous material", "hazardous waste", "extremely hazardous waste", "acutely hazardous waste", "radioactive waste", "infectious waste", "biohazardous waste", "toxic substance", "pollutant", "toxic pollutant", "contaminant" as well as any formulation not mentioned herein intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "EP toxicity", or "TCLP toxicity"; (b) petroleum, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas) and ash produced by a resource recovery facility utilizing a municipal solid waste stream, and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources; (c) "hazardous substance" as defined in
Section 25281(f) of the California Health and Safety Code; (d) "waste" as defined in Section 13050(d) of the California Water Code; (e) asbestos in any form; (f) urea formaldehyde foam insulation; (g) polychlorinated biphenyls
(PCBs); (h) radon; and (i) any other chemical, material, or substance exposure to which is limited or regulated by any Governmental Agency because of its quantity, concentration, or physical or chemical characteristics, or which poses a significant present or potential hazard to human health or safety or to the environment if released into the workplace or the environment. "Hazardous Substances" shall not include ordinary

Fremont Investment & Loan
Estoppel Certificate
Page 3

office supplies and repair, maintenance and cleaning supplies maintained in reasonable and necessary quantities and used in accordance with all Environmental Laws. The term "Environmental Laws" means any and all present and future federal, state and local laws, ordinances, regulations, policies and any other requirements of any governmental agency exercising jurisdiction over the Leased Premises, Lessee or Lessor relating to health, safety, the environment or to any Hazardous Substances, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA), the Resource Conservation Recovery Act (RCRA), the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the California Environmental Quality Act and the applicable provisions of the California Health and Safety Code, California Labor Code and the California Water Code, each Endangered Species Act, the Clean Water Act, the Occupational Safety and Health Act, as hereafter amended from time to time, and the present and future rules, regulations and guidance documents promulgated under any of the foregoing.

10. Except as may be specifically set forth in the Lease, Lessee does not have any right to renew or extend the term of the Lease nor any option or preferential right to purchase all or any part of the Leased Premises or all or any part of the building and premises of which the Leased Premises are a part, nor any right, title or interest with respect to the Leased Premises other than as Lessee under the lease.

11. Lessee understands that Lendor may make a loan secured by the Leased Premises and that if it does so, it's action will be in material reliance on this certificate.


LESSEE:

Dated: _________, ____  ____________________  _________________  _______________
                        Authorized Signature  (Notary Required)  Title/Position

Fremont Investment & Loan
Estoppel Certificate
Page 4


ACKNOWLEDGEMENT (to be completed by Notary)


State of California          )
                             )  ss.
County of _________________  )

On ____________________ before me, ___________________________, Notary Public, personally appeared _______________________________________, personally know to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                          WITNESS my hand and official seal.

                                          ______________________________________
                                          Signature of Notary Public



LESSOR:
The undersigned Lessor under the above-described Lease hereby certifies that the information contained in the foregoing certificate is true and correct and that the party to whom this statement is addressed may rely upon said information.

Dated: _________, ____  _______________________________________  _______________
                        Authorized Signature                     Title/Position

            Terry Thompson, Vice President


Date:__________________________________